UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2008 through April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan International Equity Funds

Six months ended April 30, 2009 (Unaudited)

JPMorgan Emerging Markets Equity Fund

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Emerging Markets Equity Fund	2
JPMorgan International Equity Fund	5
JPMorgan International Equity Index Fund	8
JPMorgan International Opportunities Fund	10
JPMorgan International Value Fund	13
JPMorgan Intrepid International Fund	16
Schedules of Portfolio Investments	19
Financial Statements	52
Financial Highlights	70
Notes to Financial Statements	82
Schedule of Shareholder Expenses	92

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 15, 2009 (Unaudited)

Dear Shareholder:

Poet T.S. Eliot may have called it the cruelest month, but April was certainly one of the brightest months for investors in a long time. After 18 months of declines, the market finally gave investors one of its finest moments: nine straight weeks of market gains. This rally, along with some signs of economic recovery, led many economists and industry experts to suggest that the global financial crisis may be moving past its peak. Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s (Fed) massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.

“Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.”

After a dismal fall and winter, the market experienced one of its most impressive gains since the 1930s. After a 57% decline in the S&P 500 between the market peak of October 9, 2007, and March 9, 2009, the market has climbed 31% as of the date of this letter. During the same time period, credit spreads narrowed considerably; the spread between the three-month Libor rate and three-month Treasuries, which rose to 4.6% last fall, declined to 0.7%.

Some reported improvement in corporate fundamentals also added to the optimism. In contrast to last year’s dramatic write-downs, most major financial institutions reported profits for the first quarter of 2009. Even the results of the government’s recent stress tests were less “stressful” than anticipated; although half of the major banks will need to bolster their capital, federal officials said the results were another sign that the economy was getting closer to the road to recovery.

Despite these positive signs, it’s still too early to fully seize the “green shoots,” as Federal Chairman Ben Bernanke called them. There are still many hurdles to cross, and slumping housing starts as well as unemployment and gross domestic product (GDP) concerns still present many downside risks to our economy.

Yields drop slightly

Investors’ willingness to take on more risk contributed to a drop in Treasury prices and higher yields during the most recent market rally, but overall, yields were down slightly for the reporting period. During the six-month period ended April 30, 2009, 30-year bond yields dropped 0.9% to 4.05%, the benchmark 10-year Treasury declined 0.8% to end the period at 3.16%, and the two-year note declined 0.5% to close at 0.91%.

Investors display increased confidence with equities

On the heels of encouraging news from the Fed, U.S. equities posted a strong rally in March, but overall, U.S. benchmarks were still in negative territory. During the six-month reporting period ended April 30, 2009, the Dow Jones Industrial Average fell 10.79%, the S&P 500 Index declined 8.53% and NASDAQ Composite Index fell 0.37%.

Outside the U.S., international equities also rallied strongly, particularly in the emerging markets countries. As measured by the MSCI Emerging Markets Index, emerging markets rose 17.52% for the period. Developed markets, however, as measured by the MSCI EAFE Index, declined 2.35% for the period.

Prepare for future setbacks with focus and discipline

The recent stock market rally underscores a point that we’ve emphasized throughout the entire market downturn: the importance of maintaining a disciplined approach to investing. While the markets reacted to a flurry of good news, they remain just as sensitive to any forthcoming “bad” news. These potential risks make a strong case for a balanced mix of stocks, cash and alternatives, as well as diversified fixed income investments, that can, over the long run, help keep your emotions in check and help your portfolio absorb some of the “aftershocks” from weak economic data.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 15, 1993
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$422,158
Primary Benchmark	Morgan Stanley Capital International (MSCI) Emerging Markets Equity Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Equity Fund, which seeks to provide high total return from a portfolio of equity securities from emerging markets issuers,* returned 11.44%** (Select Class Shares) for the six months ended April 30, 2009, compared to the 17.52% return for the MSCI Emerging Markets Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Performance within the emerging market asset class went through two distinct phases during the last half year. The first, from November 2008 through February 2009, was that of extreme risk aversion. Poor global macroeconomic data, including rising unemployment, slowing industrial production numbers and falling consumer confidence data, led investors to move money from the asset class. From early March 2009 through the end of April 2009, emerging markets experienced a turnaround. Investors risk appetite returned as economic stimulus plans announced by many of the world’s largest countries, including China, worked their way through to the real economy. News from developed countries also had a positive effect on the asset class as the U.S. started the process of quantitative easing, a policy tool used to drive interest rates down, which in turn should help the U.S. consumer and improve exports from emerging markets.

Overweight positions in China Mobile, a Chinese telecommunication provider, and Housing Development Finance Corp., Ltd., an Indian financial company, detracted from performance over the period. Telecommunication names, which were defensive throughout 2008, suffered as investors took on more risk towards the end of the period. Housing Development Finance Corp., Ltd., struggled as India’s 2009 gross domestic product forecast was revised down below 6%, associated with the uncertainty regarding the outcome of India’s upcoming elections. During the period, overweight positions in Chinese material companies Anhui Conch Cement Co., Ltd., and China National Building Material Co., Ltd., added to returns. Both companies benefited from the stimulus plan that China announced in late 2008.

From a sector perspective, underweight positions in financials and industrials detracted from performance during the period. The financial sector in emerging markets largely remained insulated from problems affecting developed world countries. As such, our underweight position in financials detracted from performance. Our underweight position in industrials also detracted from returns as the sector performed well through the downturn during the fourth quarter of 2008 and the subsequent rise through April 2009. An overweight position in materials and consumer discretionary added to performance during the period. While both sectors struggled during the last quarter of 2008, they performed well in 2009 through April. This was largely due to stabilizing macroeconomic data within emerging markets.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed an active, concentrated strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund held approximately 57 of the most promising investment opportunities as identified by our worldwide network of analysts as of April 2009. The Index was then used as a benchmark against which risk exposures could be monitored and managed. Security weightings were determined by a bottom-up stock selection process. Both sector and country weightings were residuals of stock selection.

2   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Petroleo Brasileiro S.A., ADR (Brazil)	7.3%
2.	China Mobile, Ltd. (Hong Kong)	5.7
3.	Cia Vale do Rio Doce, ADR (Brazil)	5.0
4.	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	3.8
5.	MTN Group Ltd. (South Africa)	3.3
6.	Bharti Airtel Ltd. (India)	3.1
7.	Housing Development Finance Corp., Ltd. (India)	2.9
8.	Sasol Ltd. (South Africa)	2.6
9.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2.5
10.	Banco Itau Holding Financeira S.A. (Brazil)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	16.3%
South Africa	11.4
India	11.3
Hong Kong	10.5
South Korea	9.8
Mexico	9.1
China	8.0
Taiwan	6.0
Indonesia	2.6
Egypt	1.9
Israel	1.8
Russia	1.6
Turkey	1.5
Malaysia	1.1
Chile	1.0
Others (each less than 1.0%)	1.2
Short-Term Investment	4.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		11.43%	(41.87)%	11.39%	7.80%
With Sales Charge*		5.59	(44.92)	10.20	7.22
CLASS B SHARES	9/28/01
Without CDSC		11.17	(42.16)	10.86	7.42
With CDSC**		6.17	(47.16)	10.59	7.42
CLASS C SHARES	2/28/06
Without CDSC		11.11	(42.18)	10.84	7.42
With CDSC***		10.11	(43.18)	10.84	7.42
SELECT CLASS SHARES	9/10/01	11.44	(41.76)	11.66	8.00
INSTITUTIONAL CLASS SHARES	11/15/93	11.60	(41.63)	11.88	8.31

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Equity Index and the Lipper Emerging Markets Funds Index from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Equity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Equity Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$410,363
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Fund, which seeks total return from long-term capital growth and income,* returned –2.20%** (Select Class Shares) for the six months ended April 30, 2009, compared to the –2.64% return for the MSCI EAFE Index for the same period. Total return consists of capital growth and current income.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period, due in part to stock selection in consumer discretionary and energy sectors. Regionally, stock selection in the U.K. and emerging markets had a positive impact on relative returns.

At the individual stock level, Burberry Group plc, the U.K.-based maker of fashion clothing and accessories, contributed to performance. A weak pound sterling (which increases the value of the company’s overseas sales), combined with strong promotional activity and the company’s continued expansion into emerging markets, has kept revenues growing despite a difficult economic environment. In response to the difficult macroeconomic environment, management unveiled cost-cutting plans, which included headcount reductions designed to generate £30 — 35 million in cost savings, and introduced a number of lower-priced items. Management recently indicated that full-year earnings would match Wall Street estimates as it was seeing signs of improved demand. Petrobras, the Brazilian oil and gas company, was also a strong contributor to performance. The stock surged on a rebound in oil prices, a growing Brazilian market and the company’s own strong fundamentals. Petrobras boasts one of the strongest and most visible growth profiles among large oil companies, having made a number of new, potentially large discoveries off the coast of Brazil. The company embarked on a $175 billion, five-year investment plan designed to tap into those new discoveries. Those plans are predicated on oil prices averaging $37 a barrel in 2009 and $47 a barrel over the next five years.

Honda Motor Co., Ltd, the Japanese auto-maker, benefited returns. Its stock price was fueled by the combination of better-than-expected results, the prospect of further market share gains and a recent pullback in the value of the yen. As the world’s leading maker of motorcycles, Honda also was aided by strong Asian demand for two-wheelers, helping offset some of the weakness in autos. While the short-term outlook for cars remains difficult, most investors are convinced that Honda will be one of the survivors. With General Motors and Chrysler on the ropes, the company may pick up additional market share. Additionally, the company has a strong balance sheet and, among the Japanese auto-makers, it boasts the lowest fixed-cost base and the most manufacturing flexibility, which enables it to shift production between plants in order to smooth out utilization levels.

On the negative side, stock selection in financials and information technology hurt returns. From a regional perspective, holdings in the Pacific Rim and Japan weighed on returns.

At the individual stock level, Japan Tobacco Inc. detracted from relative returns, weighed down by concerns about declining cigarette use in Japan, talk about the Japanese government raising cigarette taxes and/or imposing a smoking ban, economic problems in Russia (a major market for the company) and, more recently, investors shifting their focus in favor of more cyclical names. HSBC Holdings plc, the U.K.-based global banking group, was a large detractor. Despite a 25% bounce-back in April, the stock lagged the market on a year-to-date basis through April. On-going problems at the bank’s U.S. consumer lending unit (formerly Household International) resulted in massive losses that prompted the company to cut its dividend, lay off workers and raise additional capital in an effort to shore up its balance sheet. Despite the setback in North America, HSBC managed to remain profitable thanks in large part to the strength of its operations in emerging markets, which currently account for over 70% of profits. Canon Inc., the Japanese manufacturer of imaging equipment (e.g., cameras, copiers and printers), also weighed on returns. The firm expects net income to fall yet again in 2009 as the global recession continues to eat away at sales. However, the decline is not expected to be as bad as originally feared, thanks to aggressive cost cuts instituted by management and a recent pullback in the value of the yen.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited) (continued)

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continues to focus on stock selection to build a diversified portfolio of international equities. The Fund aims to identify well-managed, high-quality, profitable companies with healthy balance sheets that are growing faster than their peers, yet whose stocks trade at reasonable valuations. We were first and foremost stock pickers, with stock selection as the principal driver of outperformance. Buy and sell decisions were focused on the bottom-up decision-making process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	3.7%
2.	HSBC Holdings plc (United Kingdom)	2.9
3.	Vodafone Group plc (United Kingdom)	2.6
4.	Nestle S.A. (Switzerland)	2.6
5.	E.ON AG (Germany)	2.2
6.	Standard Chartered plc (United Kingdom)	2.0
7.	Telefonica S.A. (Spain)	2.0
8.	Roche Holding AG (Switzerland)	2.0
9.	BHP Billiton Ltd. (Australia)	1.9
10.	Honda Motor Co., Ltd. (Japan)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	21.1%
Japan	17.6
France	14.8
Switzerland	11.3
Germany	8.8
Netherlands	4.3
Spain	4.1
Italy	3.3
Hong Kong	2.4
Australia	2.4
Brazil	2.2
Finland	1.6
Mexico	1.2
China	1.1
Others (each less than 1.0%)	3.2
Short-Term Investment	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		(2.28)%	(41.18)%	0.19%	0.62%
With Sales Charge*		(7.40)	(44.27)	(0.89)	0.08
CLASS B SHARES	2/28/02
Without CDSC		(2.49)	(41.49)	(0.37)	0.24
With CDSC**		(7.49)	(46.49)	(0.78)	0.24
CLASS C SHARES	1/31/03
Without CDSC		(2.38)	(41.44)	(0.35)	0.24
With CDSC***		(3.38)	(42.44)	(0.35)	0.24
CLASS R2 SHARES	11/3/08	(4.15)	(42.31)	(0.20)	0.43
CLASS R5 SHARES	5/15/06	(2.45)	(41.16)	0.50	0.87
SELECT CLASS SHARES	1/1/97	(2.20)	(41.07)	0.45	0.85

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B, Class R2 and Class R5 Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A, Class B and Class R2 Shares would have been lower than shown because Class A, Class B and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Equity Index Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	October 28, 1992
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$692,953
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE GDP Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Index Fund, which seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index,* returned –2.47%** (Select Class Shares) for the six months ended April 30, 2009, compared to the –2.07% return for the MSCI EAFE GDP Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Overall, international equity markets were weak, but seemingly improving during the period, with 11 of the 21 developed countries experiencing negative returns. The top three MSCI EAFE GDP country constituents that produced positive returns for the last six months were Norway, Hong Kong and Sweden, with returns of 15.76%, 15.27% and 14.48%, respectively. The bottom three countries, in terms of returns, were the Netherlands, Japan and Switzerland, with returns of –7.72%, –9.42% and –10.87%, respectively.

In terms of regions, Europe ex-U.K. and Japan were weakest, with returns of –5.27% and –9.42%, respectively. The U.K. and Asia ex-Japan experienced better returns, with the U.K. down 1.13% and Asia ex-Japan up 8.98%.

The Fund’s strategy is not a full replication approach. The tracking error of this strategy can be attributed to not owning all the names in the index and the Fund’s exposure to emerging markets. The Fund’s emerging market exposure over the last six months has been a positive contributor to the Fund’s performance. The Fund seeks to achieve a correlation of 0.90 with the stated benchmark.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is constructed as a fundamental indexation strategy with country weights based on gross domestic product (GDP) rather than traditional market capitalization. Each country is weighted by GDP because we believe this measure is a better indication of each country’s potential earning power. The Fund was well diversified for the period, with approximately 1,200 developed country stocks and 200 emerging country stocks. At the end of the period, the Fund had the following weights within developed markets: Continental Europe, 58.22%; Japan, 22.94%; the U.K., 12.11%; and Asia ex-Japan, 6.74%. The emerging markets exposure had a weighting of 8.02%, consisting of 14 countries with representation among major emerging market regions. The Fund’s emerging markets exposure is constructed so that countries are about equally weighted, with periodic rebalancing to return to this weighting. A combination of exchange-traded funds and futures were used to equitize cash balances. The Fund continues to closely track its internal benchmark consistent with the index strategy and to provide broad passive international exposure for U.S. investors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ENI S.p.A. (Italy)	1.8%
2.	Telefonica S.A. (Spain)	1.5
3.	Banco Santander S.A. (Spain)	1.5
4.	Total S.A. (France)	1.4
5.	E.ON AG (Germany)	1.3
6.	Toyota Motor Corp. (Japan)	1.3
7.	Siemens AG (Germany)	1.2
8.	BP plc (United Kingdom)	1.0
9.	Allianz SE (Germany)	0.9
10.	Sanofi-Aventis S.A. (France)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	21.4%
Germany	13.3
France	10.1
United Kingdom	9.8
Italy	8.2
Spain	6.3
Australia	4.0
Netherlands	3.8
Switzerland	2.2
Sweden	1.9
Belgium	1.5
Denmark	1.1
Hong Kong	1.1
Greece	1.0
Others (each less than 1.0%)	14.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2009. The Fund’s composition is subject to change.

8   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		(2.54)%	(43.61)%	1.35%	0.10%
With Sales Charge*		(7.65)	(46.57)	0.26	(0.44)
CLASS B SHARES	1/14/94
Without CDSC		(2.96)	(44.07)	0.60	(0.46)
With CDSC**		(7.96)	(49.07)	0.20	(0.46)
CLASS C SHARES	11/4/97
Without CDSC		(2.91)	(44.01)	0.62	(0.59)
With CDSC***		(3.91)	(45.01)	0.62	(0.59)
CLASS R2 SHARES	11/3/08	(2.70)	(43.77)	1.08	(0.14)
SELECT CLASS SHARES	10/28/92	(2.47)	(43.50)	1.59	0.38

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and the Lipper International Multi-Cap Core Index from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains, if any, of the securities included in the benchmark. The performance of the Lipper International Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Multi-Cap Core Index is an index based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 26, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$152,738
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets,* returned –2.91%** (Institutional Class Shares) for the six months ended April 30, 2009, compared to a –2.64% return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Stock selection in consumer non-durables, banks and finance, and hardware technology hurt returns. From a regional perspective, holdings in the Pacific Rim and Japan weighed on returns.

At the individual stock level, Japan Tobacco, Inc. detracted from relative returns, as it was weighed down by concerns about declining cigarette use in Japan, talk about the Japanese government raising cigarette taxes and/or imposing a smoking ban, economic problems in Russia (a major market for the company) and, in recent months, investors shifting their focus in favor of more cyclical names. HSBC Holdings plc, the U.K.-based global banking group, was a large detractor. Despite a 25% bounce-back in April, the stock lagged the market on a year-to-date basis through April. On-going problems at the bank’s U.S. consumer lending unit (formerly Household International) resulted in massive losses that prompted the company to cut its dividend, lay off workers and raise additional capital in an effort to shore up its balance sheet. Despite the setback in North America, HSBC managed to remain profitable, thanks in large part to the strength of its operations in emerging markets, which currently account for over 70% of profits. Kinross Gold Corp., a Canadian-domiciled gold producer, which is not included in the benchmark, hindered performance. The stock was acquired in March 2009 and has performed poorly as confidence in the global financial system improved, undermining the demand for gold as a safe haven.

Stock selection in the healthcare, autos and semi-conductor technology sectors helped returns. Regionally, stock selection in emerging markets and the U.K. had a positive impact on relative returns.

At the individual stock level, Taiwan Semiconductor Manufacturing Co., Ltd., the world’s largest manufacturer of made-to-order semiconductor chips, which is not included in the benchmark, contributed to performance. Shares rose in the first four months of the year, propelled by signs that business conditions may be improving. Li & Fung Ltd., a Hong Kong export trading company, was a strong performer. The company, which acts as a purchasing agent for various retailers, such as Wal-Mart and Target, experienced a rise in its share price in the first four months of 2009, propelled by hopes of an eventual U.S. economic recovery and by statements from company management suggesting that Li & Fung may pick up market share as hard economic times prompt consumers to trade down to lower-priced toys and clothing. Kubota Corp., a Japanese manufacturer of mini-tractors and pipes, also benefited returns. Despite the global recession, the company proved remarkably resilient. Net income for the full year ended March 31, 2009, declined by 29%, less than might be expected given the cyclical nature of the business. Strong demand in Asia helped to offset weakness in the U.S. and Europe.

Q:HOW WAS THE FUND MANAGED?

A:	Fundamental research was the cornerstone of the Fund, which was managed by a team of highly experienced portfolio managers, whose efforts were underpinned by approximately 60 analysts comprising our global sector teams. Using a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Focusing on these names, portfolio managers and analysts then worked closely together to pinpoint specific catalysts that would enable stocks to realize their inherent worth. The Fund was constructed on a bottom-up basis, with investments made in the most attractive names in each sector.

10   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class A (Netherlands)	3.3%
2.	HSBC Holdings plc (United Kingdom)	2.6
3.	Total S.A. (France)	2.5
4.	Sanofi-Aventis S.A. (France)	2.5
5.	Roche Holding AG (Switzerland)	2.3
6.	Honda Motor Co., Ltd. (Japan)	2.3
7.	Banco Santander S.A. (Spain)	2.2
8.	Nestle S.A. (Switzerland)	2.1
9.	E.ON AG (Germany)	2.1
10.	Nokia OYJ (Finland)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	19.9%
France	15.8
United Kingdom	15.4
Netherlands	8.9
Germany	7.8
Switzerland	7.5
Spain	3.6
China	3.3
Finland	2.3
Australia	2.2
Hong Kong	1.9
Taiwan	1.8
Italy	1.7
Luxembourg	1.5
Belgium	1.2
Sweden	1.1
Others (each less than 1.0%)	3.2
Short-Term Investment	0.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2009. The Fund’s composition is subject to change.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(3.13)%	(41.08)%	0.78%	(0.20)%
With Sales Charge*		(8.20)	(44.19)	(0.30)	(0.74)
CLASS B SHARES	9/10/01
Without CDSC		(3.41)	(41.39)	0.27	(0.57)
With CDSC**		(8.41)	(46.39)	(0.13)	(0.57)
CLASS C SHARES	7/31/07
Without CDSC		(3.36)	(41.41)	0.28	(0.57)
With CDSC***		(4.36)	(42.41)	0.28	(0.57)
SELECT CLASS SHARES	9/10/01	(3.04)	(40.99)	1.10	0.16
INSTITUTIONAL CLASS SHARES	2/26/97	(2.91)	(40.84)	1.34	0.46

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

JPMorgan International Value Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$1,060,427
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities,* returned –4.63%** (Institutional Class Shares) for the six months ended April 30, 2009, compared to the 0.01% return for the MSCI EAFE Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, in part due to stock selection in the hardware technology, utilities and consumer non-durable sectors. Regionally, stock selection in Japan and Continental Europe negatively impacted relative returns. At the individual stock level, Japan Tobacco, Inc., which is not included in the benchmark, detracted from relative returns, as it was weighed down by concerns about declining cigarette use in Japan, talk about the Japanese government raising cigarette taxes and/or imposing a smoking ban, economic problems in Russia (a major market for the company) and, in recent months, investors shifting their focus in favor of more cyclical names. Nintendo Co., Ltd., the Japanese electronic gaming company, which is not included in the benchmark, performed poorly on concerns that sales of the Wii may be running out of steam. US sales of the electronic gaming consoles declined, while in Japan, it was outsold by Sony’s PS3 during the five-weeks ended March 29, 2009, due to the release of several new PS3-geared games. However, despite being out-paced by the PS3, Wii sales in Japan were still up 16% from the preceding period and in the US, the Wii continued to outsell both the PS3 and Microsoft Xbox combined. Canon, Inc., the Japanese manufacturer of imaging equipment (e.g. cameras, copiers and printers), also not included in the benchmark, detracted from performance. The firm expects net income to fall yet again in 2009 as the global recession continues to eat away at sales. However the decline is not expected to be as bad as originally feared thanks to aggressive cost cuts instituted by management and a recent pullback in the value of the yen.

On the positive side, stock selection in insurance, semi-conductor technology and basic industries aided returns. From a regional perspective, emerging markets and the UK contributed to performance.

At the individual stock level, Taiwan Semiconductor Manufacturing Co., Ltd. (“TSMC”), the world’s largest manufacturer of made-to-order semiconductor chips, which is not included in the benchmark, contributed to performance. The shares rose in the first four months of the year, propelled by signs that business conditions may be improving. Li & Fung Ltd., included in the benchmark, is a Hong Kong export trading company and was a strong performer. The company, which acts as a purchasing agent for various retailers such as Wal-Mart and Target, experienced a rise in its share price in the first four months of 2009, propelled by hopes of an eventual US economic recovery and by statements from company management suggesting that Li & Fung may be picking up market share as hard economic times prompt consumers to trade down to lower-priced toys and clothing. Rio Tinto, the UK mining group, which is not included in the benchmark, was a strong contributor as share values nearly doubled during the first four months of 2009, propelled by a rebound in commodity prices and hopes that the company will be able to pay down a large portion of its debt, which significantly increased in the wake of its 2007 takeover of Alcan.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research was the cornerstone of the Fund, which was managed by a team of highly experienced portfolio managers, whose efforts were underpinned by approximately 60 analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Taking the names with the strongest value signals, the portfolio manager and analysts then worked closely together to pinpoint specific catalysts that will enable stocks to realize their inherent worth. The Fund was constructed on a bottom-up basis, with investments made in the most attractive names in each sector.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan International Value Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*

1.	Honda Motor Co., Ltd. (Japan)	3.3%
2.	Banco Santander S.A. (Spain)	3.1
3.	HSBC Holdings plc (United Kingdom)	3.1
4.	Vodafone Group plc (United Kingdom)	3.0
5.	Sanofi-Aventis S.A. (France)	3.0
6.	Royal Dutch Shell plc (Netherlands)	2.7
7.	E.ON AG (Germany)	2.6
8.	Zurich Financial Services AG (Switzerland)	2.5
9.	Daimler AG (Germany)	2.3
10.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.2

PORTFOLIO COMPOSITION BY COUNTRY*

Japan	19.5%
France	16.9
United Kingdom	13.2
Germany	11.2
Netherlands	8.0
Switzerland	6.5
Spain	3.7
China	2.8
Australia	2.4
Hong Kong	2.1
Taiwan	2.0
Ireland	1.6
Finland	1.6
Belgium	1.5
Italy	1.3
Luxembourg	1.2
Others (each less than 1.0%)	2.4
Short-Term Investment	2.1

*	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2009. The Fund’s composition is subject to change.

14   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(4.82)%	(43.63)%	2.38%	0.46%
With Sales Charge*		(9.80)	(46.58)	1.29	(0.09)
CLASS B SHARES	9/28/01
Without CDSC		(5.05)	(43.93)	1.86	0.09
With CDSC**		(10.05)	(48.93)	1.49	0.09
CLASS C SHARES	7/11/06
Without CDSC		(4.97)	(43.88)	1.89	0.10
With CDSC***		(5.97)	(44.88)	1.89	0.10
CLASS R2 SHARES	11/3/08	(4.87)	(43.67)	2.37	0.45
SELECT CLASS SHARES	9/10/01	(4.68)	(43.44)	2.63	0.63
INSTITUTIONAL CLASS SHARES	11/4/93	(4.63)	(43.39)	2.85	0.95

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A, Class B and Class R2 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class B and Class R2 Shares would have been lower than shown because Class A, Class B and Class R2 Shares have higher expenses than Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	April 30, 2001
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$394,365
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid International Fund, which seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S.,* returned –5.21%** (Institutional Class Shares) for the six months ended April 30, 2009, compared to the –2.64 return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

The Fund underperformed its benchmark for the period. The industrial, telecommunication and healthcare sectors hurt returns, while regionally, holdings in Japan and the Pacific Rim also detracted. Style-wise, the Portfolio’s overweight in low price-to-earnings stocks detracted from performance. Looking at size, our overweight in large-cap stocks and underweight in small-cap stocks both had a slight negative impact. ING Groep N.V., the Dutch insurance and banking group, was a detractor, with most of the underperformance taking place in the first quarter of 2009, as the downturn in financial markets resulted in massive write-downs in asset values that caused the company to report back-to-back quarterly losses. This prompted management to scrap the dividend and raised concerns that ING might have to raise additional capital. However, fears of a capital-raising exercise subsided as the financial markets staged a comeback later in the period.

On a relative basis, contribution to excess returns from style was mixed. An underweight in high price-to-book stocks added value. Looking at sectors, holdings in utilities, energy and financials helped returns, while regionally, emerging markets and the U.K. contributed to results. Taiwan Semiconductor Manufacturing Co., Ltd. (TSMC), the world’s largest manufacturer of made-to-order semiconductor chips, aided performance. Shares rose in the first four months of the year, propelled by signs that business conditions may be improving. Orders rebounded since late last year thanks in part to an increase in demand from China. The turn-around prompted management to cancel unpaid employee leaves and boosted first-quarter revenues beyond what the company had forecasted. The company posted a higher-than-expected net profit of NT$1.56 billion in the first quarter (down 95% from the year prior) and projected second-quarter revenues and profitability that exceeded analysts’ estimates. TSMC remains the dominant player in made-to-order semiconductors and enjoys a huge cost advantage over its rivals.

Q:	HOW WAS THE FUND MANAGED?

The Fund’s investment philosophy is based on the premise that psychological factors cause investors to behave irrationally in systematic, but predicable ways. These market inefficiencies give rise to persistent anomalies that manifest themselves at the extremes of the growth and value spectrums of the market. Utilizing disciplined stock screening combined with fundamental validation, the Fund is constructed to possess attractive growth and value characteristics, ensuring that style and stock selection are the primary drivers of returns. We believe that this dynamic, multi-cap approach to international investing allows the Fund to generate consistent alpha potential with benchmark-like risk through various style and market cycles. The Fund is well-diversified, with individual names making only small contributions.

16   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	2.2%
2.	Total S.A. (France)	2.2
3.	BHP Billiton Ltd. (Australia)	2.1
4.	Royal Dutch Shell plc, Class B (Netherlands)	1.9
5.	Nestle S.A. (Switzerland)	1.8
6.	BP plc (United Kingdom)	1.8
7.	Roche Holding AG (Switzerland)	1.6
8.	Vodafone Group plc (United Kingdom)	1.6
9.	Toyota Motor Corp. (Japan)	1.4
10.	Novartis AG (Switzerland)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	21.2%
Japan	21.1
France	11.6
Switzerland	9.5
Germany	8.7
Netherlands	4.0
Hong Kong	3.7
Spain	3.6
Australia	3.5
Italy	2.3
China	1.5
Finland	1.3
Sweden	1.1
Others (each less than 1.0%)	6.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		(5.43)%	(45.24)%	(1.44)%	(1.04)%
With Sales Charge*		(10.40)	(48.11)	(2.49)	(1.71)
CLASS C SHARES	2/28/06
Without CDSC		(5.65)	(45.52)	(1.75)	(1.24)
With CDSC**		(6.65)	(46.52)	(1.75)	(1.24)
CLASS R2 SHARES	11/3/08	(5.58)	(45.33)	(1.47)	(1.07)
SELECT CLASS SHARES	2/28/06	(5.29)	(45.11)	(1.09)	(0.52)
INSTITUTIONAL CLASS SHARES	4/30/01	(5.21)	(45.00)	(0.94)	(0.43)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C and Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.6%
	Common Stocks — 83.3%
	Argentina — 0.8%
143	Tenaris S.A., ADR (m)	3,586
	Brazil — 4.9%
1,518	Cia Vale do Rio Doce, ADR (m)	20,840
	Chile — 1.0%
116	Banco Santander Chile S.A., ADR (m)	4,111
	China — 8.0%
1,330	Anhui Conch Cement Co., Ltd., Class H (m)	8,816
5,693	China Merchants Bank Co., Ltd., Class H (m)	10,171
2,814	China National Building Material Co., Ltd., Class H (m)	5,882
771	Ping An Insurance Group Co. of China Ltd., Class H (m)	4,760
1,542	Tsingtao Brewery Co., Ltd., Class H (m)	3,990
		33,619
	Egypt — 1.8%
95	Orascom Construction Industries (m)	2,676
904	Orascom Telecom Holding SAE (m)	5,124
		7,800
	Hong Kong — 10.4%
2,745	China Mobile Ltd. (m)	23,704
1,886	China Resources Enterprise (m)	3,321
761	Esprit Holdings Ltd. (m)	4,663
11,012	GOME Electrical Appliances Holdings Ltd. (f) (m)	1,108
3,132	Li & Fung Ltd.	8,799
1,075	Yue Yuen Industrial Holdings Ltd. (m)	2,389
		43,984
	Hungary — 0.4%
12	Richter Gedeon Nyrt. (m)	1,624
	India — 11.2%
286	ACC Ltd. (m)	3,753
914	Ambuja Cements Ltd., GDR (m)	1,472
845	Bharti Airtel Ltd. (a) (m)	12,804
352	Housing Development Finance Corp., Ltd. (m)	12,230
205	Infosys Technologies Ltd., ADR (m)	6,319
179	Infosys Technologies Ltd. (m)	5,449
389	Reliance Capital Ltd. (m)	4,117
537	Zee Entertainment Enterprises Ltd. (m)	1,225
		47,369
	Indonesia — 2.6%
7,115	Bank Rakyat Indonesia (m)	3,860
161	Telekomunikasi Indonesia Tbk PT, ADR (m)	4,624
3,189	Unilever Indonesia Tbk PT (m)	2,325
		10,809
	Israel — 1.8%
173	Teva Pharmaceutical Industries Ltd., ADR (m)	7,606
	Malaysia — 1.1%
356	British American Tobacco Malaysia Bhd (m)	4,447
	Mexico — 9.0%
485	America Movil S.A.B. de C.V., Series L, ADR (m)	15,928
295	Cemex S.A.B. de C.V., ADR (a) (m)	2,208
283	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	8,021
2,857	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	4,407
2,778	Wal-Mart de Mexico S.A.B. de C.V., Series V (m)	7,547
		38,111
	Russia — 1.6%
205	Mechel, ADR (m)	1,091
4,267	Sberbank (m)	3,546
235	Vimpel-Communications, ADR (a) (m)	2,209
		6,846
	South Africa — 11.4%
1,532	African Bank Investments Ltd. (m)	4,855
2,852	FirstRand Ltd. (m)	4,357
469	Impala Platinum Holdings Ltd. (m)	8,952
571	Massmart Holdings Ltd. (m)	4,928
1,072	MTN Group Ltd. (m)	13,918
365	Sasol Ltd. (m)	10,989
		47,999
	South Korea — 9.8%
69	Hyundai Mobis (m)	5,323
97	Hyundai Motor Co. (m)	5,194
135	KT&G Corp. (m)	7,429
20	POSCO (m)	6,299
22	Samsung Electronics Co., Ltd. (m)	10,325
19	Shinsegae Co., Ltd. (m)	6,654
		41,224
	Taiwan — 6.0%
2,781	HON HAI Precision Industry Co., Ltd. (m)	8,029
555	President Chain Store Corp. (m)	1,336
3,182	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	5,384
1,001	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	10,585
		25,334

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Turkey — 1.5%
645	Akbank TAS (m)	2,491
532	Anadolu Efes Biracilik Ve Malt Sanayii AS (m)	3,765
		6,256
	Total Common Stocks (Cost $349,444)	351,565
	Preferred Stocks — 11.3%
	Brazil — 11.3%
113	Cia de Bebidas das Americas, ADR (m)	6,374
752	Itau Unibanco Banco Multiplo S.A. (m)	10,442
1,139	Petroleo Brasileiro S.A., ADR (m)	30,734
	Total Preferred Stocks (Cost $30,147)	47,550
	Total Long-Term Investments (Cost $379,591)	399,115
Short-Term Investment — 4.8%
	Investment Company — 4.8%
20,367	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (Cost $20,367)	20,367
	Total Investments — 99.4% (Cost $399,958)	419,482
	Other Assets in Excess of Liabilities — 0.6%	2,676
	NET ASSETS — 100.0%	$422,158

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	17.0%
Oil, Gas & Consumable Fuels	9.9
Commercial Banks	9.3
Metals & Mining	8.9
Semiconductors & Semiconductor Equipment	6.3
Beverages	5.3
Construction Materials	5.3
Food & Staples Retailing	4.9
Diversified Financial Services	3.2
Thrifts & Mortgage Finance	2.9
Distributors	2.9
Tobacco	2.8
IT Services	2.8
Pharmaceuticals	2.2
Electronic Equipment, Instruments & Components	1.9
Diversified Telecommunication Services	1.6
Specialty Retail	1.4
Auto Components	1.3
Automobiles	1.2
Insurance	1.1
Short-Term Investment	4.9
Others (each less than 1.0%)	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.8%
	Common Stocks — 98.8%
	Australia — 2.4%
328	BHP Billiton Ltd. (m)	7,914
42	Rio Tinto Ltd. (m)	1,935
		9,849
	Belgium — 0.9%
121	Anheuser-Busch InBev N.V.	3,705
	Brazil — 2.2%
253	Cia Vale do Rio Doce, ADR (m)	4,178
140	Petroleo Brasileiro S.A., ADR (m)	4,695
		8,873
	China — 1.1%
583	China Life Insurance Co., Ltd., Class H (m)	2,048
4,054	Industrial & Commercial Bank of China, Class H (m)	2,306
		4,354
	Finland — 1.6%
474	Nokia OYJ	6,739
	France — 14.7%
100	Accor S.A. (c)	4,223
338	AXA S.A. (a)	5,684
125	BNP Paribas (m)	6,566
74	Cie de Saint-Gobain (c)	2,672
70	GDF Suez	2,500
81	Imerys S.A. (c)	3,338
60	Lafarge S.A. (c)	3,403
28	Lafarge S.A. (a) (m)	1,490
43	LVMH Moet Hennessy Louis Vuitton S.A.	3,283
66	Pernod-Ricard S.A. (c) (m)	3,906
39	PPR	2,985
87	Sanofi-Aventis S.A.	5,015
302	Total S.A. (m)	15,134
		60,199
	Germany — 8.8%
118	Bayer AG (a)	5,890
261	E.ON AG	8,812
52	Linde AG	4,120
37	RWE AG	2,667
116	SAP AG	4,453
96	Siemens AG (m)	6,473
256	Symrise AG (a) (m)	3,503
		35,918
	Greece — 0.4%
171	Piraeus Bank S.A. (m)	1,567
	Hong Kong — 2.4%
323	China Mobile Ltd. (m)	2,789
669	Esprit Holdings Ltd. (m)	4,099
1,111	Hang Lung Properties Ltd. (m)	3,120
		10,008
	Israel — 0.8%
79	Teva Pharmaceutical Industries Ltd., ADR (m)	3,467
	Italy — 3.3%
306	ENI S.p.A. (m)	6,574
1,284	Intesa Sanpaolo S.p.A. (m)	4,090
1,108	UniCredit S.p.A. (m)	2,698
		13,362
	Japan — 17.5%
157	Astellas Pharma, Inc. (m)	5,089
202	Canon, Inc. (m)	6,053
93	Daikin Industries Ltd.	2,510
67	East Japan Railway Co. (m)	3,775
263	Honda Motor Co., Ltd. (m)	7,705
2	Japan Tobacco, Inc. (m)	5,846
367	Komatsu Ltd. (m)	4,575
365	Mitsubishi Corp. (m)	5,619
737	Mitsubishi UFJ Financial Group, Inc. (m)	4,022
208	Mitsui Fudosan Co., Ltd. (m)	2,617
86	Murata Manufacturing Co., Ltd. (m)	3,473
68	Nidec Corp. (m)	3,756
20	Nintendo Co., Ltd. (m)	5,485
179	Nomura Holdings, Inc. (m)	1,083
75	Shin-Etsu Chemical Co., Ltd. (m)	3,655
439	Sumitomo Corp. (m)	3,819
81	Sumitomo Mitsui Financial Group, Inc. (c)	2,819
		71,901
	Mexico — 1.2%
67	America Movil S.A.B. de C.V., Series L, ADR (m)	2,199
92	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	2,593
		4,792
	Netherlands — 4.2%
381	ING Groep N.V. CVA (m)	3,473
320	Reed Elsevier N.V. (m)	3,514
332	Royal Dutch Shell plc, Class A	7,618
173	Wolters Kluwer N.V. (m)	2,841
		17,446

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Spain — 4.0%
434	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,704
89	Inditex S.A. (c)	3,811
428	Telefonica S.A. (m)	8,107
		16,622
	Sweden — 0.5%
206	Atlas Copco AB, Class A	1,916
	Switzerland — 11.3%
399	ABB Ltd. (a) (m)	5,642
79	Adecco S.A. (m)	3,090
88	Holcim Ltd. (m)	4,451
324	Nestle S.A.	10,569
188	Novartis AG (m)	7,127
64	Roche Holding AG (m)	8,049
182	Xstrata plc (m)	1,606
31	Zurich Financial Services AG (m)	5,670
		46,204
	Taiwan — 0.5%
195	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	2,060
	United Kingdom — 21.0%
873	Barclays plc (m)	3,543
471	BG Group plc (m)	7,527
567	Burberry Group plc (m)	3,372
302	GlaxoSmithKline plc (m)	4,649
1,698	HSBC Holdings plc (m)	11,904
790	ICAP plc (m)	4,318
144	Imperial Tobacco Group plc (m)	3,286
813	Man Group plc (m)	3,003
533	Marks & Spencer Group plc (m)	2,643
537	Prudential plc (m)	3,087
51	Rio Tinto plc (m)	2,059
534	Standard Chartered plc (m)	8,266
1,237	Tesco plc (m)	6,130
5,763	Vodafone Group plc (m)	10,592
752	Wm Morrison Supermarkets plc (m)	2,723
194	Wolseley plc (a) (m)	3,474
826	WPP plc (m)	5,650
		86,226
	Total Long-Term Investments (Cost $435,998)	405,208
Short-Term Investment — 0.6%
	Investment Company — 0.6%
2,500	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (Cost $2,500)	2,500

Investments of Cash Collateral for Securities on Loan — 4.0%
	Investment Company — 4.0%
16,344	JPMorgan Prime Money Market Fund, Capital Shares, 0.690% (b) (l) (Cost $16,344)	16,344
	Total Investments — 103.4% (Cost $454,842 )	424,052
	Liabilities in Excess of Other Assets — (3.4)%	(13,689)
	NET ASSETS — 100.0%	$410,363

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	12.9%
Oil, Gas & Consumable Fuels	10.2
Pharmaceuticals	9.6
Metals & Mining	4.3
Insurance	4.0
Wireless Telecommunication Services	3.8
Trading Companies & Distributors	3.2
Construction Materials	3.1
Media	2.9
Chemicals	2.8
Food Products	2.6
Beverages	2.5
Software	2.4
Tobacco	2.2
Food & Staples Retailing	2.2
Electric Utilities	2.2
Capital Markets	2.1
Diversified Telecommunication Services	2.0
Specialty Retail	1.9
Automobiles	1.9
Electronic Equipment, Instruments & Components	1.8
Communications Equipment	1.7
Textiles, Apparel & Luxury Goods	1.6
Machinery	1.6
Industrial Conglomerates	1.6
Office Electronics	1.5
Real Estate Management & Development	1.4
Electrical Equipment	1.4
Multiline Retail	1.4
Building Products	1.3
Multi-Utilities	1.3
Hotels, Restaurants & Leisure	1.0
Others (each less than 1.0%)	3.6

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.4%
		Common Stocks — 97.2%
		Argentina — 0.0% (g)
12		BBVA Banco Frances S.A. (a) (m)	12
—	(h)	Grupo Financiero Galicia S.A., ADR (a) (m)	—	(h)
60		Petrobras Energia Participaciones S.A., Class B (m)	39
54		Transportadora de Gas del Sur S.A., Class B (m)	21
			72
		Australia — 4.0%
25		ABC Learning Centres Ltd. (a) (f) (m)	—
26		AGL Energy Ltd. (m)	281
84		Alumina Ltd. (m)	91
50		Amcor Ltd. (m)	175
106		AMP Ltd. (m)	399
22		Aristocrat Leisure Ltd. (m)	58
10		ASX Ltd. (m)	238
113		Australia & New Zealand Banking Group Ltd. (m)	1,307
43		AXA Asia Pacific Holdings Ltd. (m)	121
18		Bendigo and Adelaide Bank Ltd. (m)	92
184		BHP Billiton Ltd. (m)	4,439
12		Billabong International Ltd. (m)	89
54		BlueScope Steel Ltd. (c)	91
29		Boral Ltd. (c)	86
78		Brambles Ltd. (m)	334
7		Caltex Australia Ltd. (c)	53
98		CFS Retail Property Trust (c)	117
31		Coca-Cola Amatil Ltd. (m)	208
3		Cochlear Ltd. (m)	111
81		Commonwealth Bank of Australia (m)	2,063
26		Computershare Ltd. (m)	173
24		Crown Ltd. (m)	119
34		CSL Ltd. (m)	835
62		CSR Ltd. (m)	61
177		Dexus Property Group (m)	93
124		Fairfax Media Ltd. (c)	107
71		Fortescue Metals Group Ltd. (a) (m)	120
107		Foster’s Group Ltd. (m)	409
75		Goodman Fielder Ltd. (m)	62
160		Goodman Group (m)	43
266		GPT Group (m)	91
37		Harvey Norman Holdings Ltd. (m)	81
83		Incitec Pivot Ltd. (m)	126
103		Insurance Australia Group Ltd. (m)	259
9		Leighton Holdings Ltd. (c)	130
24		Lend Lease Corp., Ltd. (m)	126
15		Lion Nathan Ltd. (m)	127
48		Macquarie Airports (m)	64
15		Macquarie Group Ltd. (c)	371
145		Macquarie Infrastructure Group (m)	142
129		Macquarie Office Trust (m)	18
40		Metcash Ltd. (m)	122
71		Mirvac Group (m)	54
103		National Australia Bank Ltd. (m)	1,545
26		Newcrest Mining Ltd. (m)	561
7		Nufarm Ltd. (m)	66
40		OneSteel Ltd. (m)	65
20		Orica Ltd. (m)	246
50		Origin Energy Ltd. (m)	588
139		OZ Minerals Ltd. (m)	75
3		Perpetual Ltd. (m)	63
69		Qantas Airways Ltd. (m)	100
56		QBE Insurance Group Ltd. (m)	878
15		Rio Tinto Ltd. (m)	714
32		Santos Ltd. (m)	376
8		Sims Metal Management Ltd. (m)	118
20		Sonic Healthcare Ltd. (m)	171
46		SP AusNet (m)	33
83		Stockland (m)	190
70		Suncorp-Metway Ltd. (m)	298
31		TABCORP Holdings Ltd. (m)	166
59		Tatts Group Ltd. (m)	118
237		Telstra Corp., Ltd. (m)	573
38		Toll Holdings Ltd. (c)	162
70		Transurban Group (m)	227
56		Wesfarmers Ltd. (m)	913
9		Wesfarmers Ltd. (m)	140
114		Westfield Group (m)	888
154		Westpac Banking Corp. (m)	2,143
27		Woodside Petroleum Ltd. (m)	746
66		Woolworths Ltd. (m)	1,281
7		WorleyParsons Ltd. (m)	95
			27,625
		Austria — 0.8%
1		Andritz AG (c)	46
6		BWIN Interactive Entertainment AG (a) (m)	194
36		Erste Group Bank AG (c)	745
4		Flughafen Wien AG (c)	112
68		IMMOEAST AG (a) (c)	153
41		IMMOFINANZ AG (a) (c)	80
1		Mayr Melnhof Karton AG (m)	72
38		OMV AG (m)	1,169

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Austria — Continued
8		Raiffeisen International Bank Holding AG (c)	267
12		Strabag SE (c)	276
81		Telekom Austria AG (m)	1,071
14		Verbund - Oesterreichische Elektrizitaetswirtschafts AG, Class A (c)	589
10		Vienna Insurance Group (c)	391
22		Voestalpine AG (c)	424
22		Wienerberger AG (c)	257
			5,846
		Belgium — 1.5%
17		AGFA-Gevaert N.V. (a) (m)	37
105		Anheuser-Busch InBev N.V. (c)	3,221
1		Bekaert S.A. (m)	112
26		Belgacom S.A. (m)	759
2		Colruyt S.A. (c)	559
14		Delhaize Group (c)	977
94		Dexia S.A. (c)	455
—	(h)	D’ieteren S.A. (m)	76
273		Fortis (m)	672
13		Groupe Bruxelles Lambert S.A. (m)	908
23		KBC Groep N.V. (m)	506
4		Mobistar S.A. (m)	264
6		Nationale A Portefeuille (m)	307
9		Solvay S.A., Class A (m)	792
13		UCB S.A. (a) (c)	358
19		Umicore (c)	365
			10,368
		Bermuda — 0.0% (g)
28		Chinese Estates Holdings Ltd. (m)	35
4		Frontline Ltd. (m)	74
20		Seadrill Ltd. (c)	214
			323
		Brazil — 0.2%
6		Centrais Eletricas Brasileiras S.A. (a) (m)	79
46		Cia Vale do Rio Doce (m)	762
46		Petroleo Brasileiro S.A. (m)	776
			1,617
		Cayman Islands — 0.0% (g)
32		Hutchison Telecommunications Hong Kong Holdings Ltd. (a) (f) (m)	3
		Chile — 0.5%
2,501		Banco Santander Chile S.A. (m)	85
14		CAP S.A. (m)	235
12		Cia Cervecerias Unidas S.A., ADR (m)	370
12		Embotelladora Andina S.A., Class B, ADR (m)	190
446		Empresa Nacional de Electricidad S.A. (m)	570
5		Empresas CMPC S.A. (m)	102
45		Empresas COPEC S.A. (m)	449
71		Enersis S.A., ADR (m)	1,062
14		Lan Airlines S.A. (m)	124
614		Masisa S.A. (m)	64
75		SACI Falabella (a) (m)	246
			3,497
		China — 0.4%
131		BYD Co., Ltd., Class H (a) (c)	345
657		China Construction Bank Corp., Class H (m)	379
104		China Life Insurance Co., Ltd., Class H (m)	365
574		Datang International Power Generation Co., Ltd., Class H (m)	275
105		Foxconn International Holdings Ltd. (a) (m)	65
314		Huaneng Power International, Inc., Class H (a) (m)	214
54		Pacific Basin Shipping Ltd. (m)	27
603		PetroChina Co., Ltd., Class H (c)	525
116		Shui On Land Ltd. (m)	50
102		Tingyi Cayman Islands Holding Corp. (m)	125
231		Yanzhou Coal Mining Co., Ltd., Class H (m)	218
503		Zhejiang Expressway Co., Ltd., Class H (m)	429
			3,017
		Cyprus — 0.0% (g)
18		Prosafe Production Public Ltd. (a) (m)	32
18		ProSafe SE (a) (m)	74
			106
		Denmark — 1.1%
—	(h)	A P Moller - Maersk A/S (a) (c)	703
—	(h)	A P Moller - Maersk A/S (a) (c)	434
3		Bang & Olufsen A/S, Class B (c)	20
6		Carlsberg A/S, Class B (m)	305
3		Coloplast A/S, Class B (c)	187
3		Danisco A/S (c)	87
36		Danske Bank A/S (a) (m)	396
18		DSV A/S (c)	203
3		East Asiatic Co., Ltd. A/S (m)	98
6		FLSmidth & Co. A/S (a) (c)	200
42		GN Store Nord (a) (c)	134
1		Jyske Bank A/S (a) (m)	17
3		NKT Holding A/S (a) (c)	79
54		Novo Nordisk A/S, Class B (m)	2,548
4		Novozymes A/S, Class B (m)	243

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Denmark — Continued
10	Sydbank A/S (a) (c)	160
1	Topdanmark A/S (a) (m)	123
2	TrygVesta A/S (c)	125
19	Vestas Wind Systems A/S (a) (c)	1,263
5	William Demant Holding (a) (m)	220
		7,545
	Finland — 0.8%
13	Elisa OYJ (c)	167
24	Fortum OYJ (m)	485
9	Kone OYJ, Class B (m)	236
9	Metso OYJ (m)	142
5	Neste Oil OYJ (c)	64
221	Nokia OYJ (c)	3,136
6	Nokian Renkaat OYJ (c)	91
7	Outokumpu OYJ (m)	110
9	Rautaruukki OYJ (m)	163
28	Sampo OYJ, Class A (m)	530
30	Stora Enso OYJ, Class R (a) (m)	170
7	Tietoenator OYJ (m)	92
25	UPM-Kymmene OYJ (m)	225
2	Wartsila OYJ (c)	51
18	YIT OYJ (m)	172
		5,834
	France — 10.1%
14	Accor S.A. (c)	595
3	Aeroports de Paris (m)	146
14	Air France-KLM (c)	151
24	Air Liquide S.A. (m)	1,966
209	Alcatel-Lucent (a) (c)	527
21	Alstom S.A. (m)	1,286
6	Atos Origin S.A. (m)	171
140	AXA S.A. (a)	2,355
75	BNP Paribas (m)	3,938
23	Bouygues S.A. (c)	970
6	Bureau Veritas S.A.	234
12	Cap Gemini S.A. (a) (c)	453
61	Carrefour S.A. (a) (c)	2,482
4	Casino Guichard Perrachon S.A. (m)	223
4	Christian Dior S.A. (c)	286
37	Cie de Saint-Gobain (c)	1,313
16	Cie Generale de Geophysique-Veritas (a) (m)	225
20	Cie Generale d’Optique Essilor International S.A. (c)	849
2	CNP Assurances (c)	196
13	Compagnie Generale des Etablissements Michelin, Class B (m)	663
76	Credit Agricole S.A. (m)	1,111
8	Dassault Systemes S.A. (c)	312
17	EDF (m)	806
5	Eiffage S.A. (m)	258
168	France Telecom S.A. (m)	3,739
104	GDF Suez (c)	3,738
3	Gecina S.A. (m)	147
42	Groupe Danone (c)	2,008
4	Hermes International (c)	518
1	ICADE (m)	112
3	Iliad S.A. (m)	274
2	Imerys S.A. (c)	101
9	Klepierre (c)	198
11	Lafarge S.A. (c)	629
11	Lagardere SCA (c)	348
14	Legrand S.A. (m)	272
23	L’Oreal S.A. (c)	1,615
23	LVMH Moet Hennessy Louis Vuitton S.A. (c)	1,736
11	M6-Metropole Television (m)	204
154	Natixis (m)	348
3	Neopost S.A. (m)	224
10	PagesJaunes Groupe (c)	112
15	Pernod-Ricard S.A. (c)	896
15	Peugeot S.A. (c)	350
8	PPR	590
13	Publicis Groupe (c)	400
17	Renault S.A. (m)	539
21	Safran S.A. (m)	248
99	Sanofi-Aventis S.A. (c)	5,723
20	Schneider Electric S.A. (a) (c)	1,499
16	SCOR SE (m)	327
3	Societe BIC S.A. (m)	166
2	Societe Des Autoroutes Paris-Rhin-Rhone (c)	105
44	Societe Generale (m)	2,249
13	Societe Television Francaise 1 (c)	117
9	Sodexo (m)	444
22	Suez Environment S.A. (a) (m)	340
12	Technip S.A. (m)	501
8	Thales S.A. (m)	313
198	Total S.A. (m)	9,931
7	Unibail-Rodamco (c)	1,045
7	Valeo S.A. (c)	145
4	Vallourec (c)	460
33	Veolia Environnement (m)	897
37	Vinci S.A. (m)	1,680

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		France — Continued
108		Vivendi (m)	2,893
5		Zodiac S.A. (m)	158
			69,855
		Germany — 12.4%
29		Adidas AG (c)	1,100
65		Allianz SE (c)	6,025
139		BASF SE (a) (c)	5,253
110		Bayer AG (a) (c)	5,474
47		Bayerische Motoren Werke AG (c)	1,620
11		Beiersdorf AG (c)	461
13		Celesio AG (c)	278
85		Commerzbank AG (c)	583
127		Daimler AG (c)	4,537
77		Deutsche Bank AG (c)	4,098
27		Deutsche Boerse AG (c)	1,990
26		Deutsche Lufthansa AG (m)	335
131		Deutsche Post AG (m)	1,517
9		Deutsche Postbank AG (c)	186
412		Deutsche Telekom AG (c)	4,984
273		E.ON AG (c)	9,245
7		Fraport AG Frankfurt Airport Services Worldwide (m)	264
25		Fresenius Medical Care AG & Co. KGaA (c)	961
4		Fresenius SE (c)	180
29		GEA Group AG (m)	381
8		Hannover Rueckversicherung AG (m)	259
13		Heidelberger Druckmaschinen AG (m)	97
23		Henkel AG & Co. KGaA (c)	566
6		Hochtief AG (m)	289
30		Hypo Real Estate Holding AG (a)	55
105		Infineon Technologies AG (a) (m)	280
19		IVG Immobilien AG (c)	168
22		K+S AG (c)	1,294
19		Linde AG (c)	1,513
14		MAN AG (m)	842
9		Merck KGaA (m)	785
13		Metro AG (m)	567
11		MLP AG (c)	161
30		Muenchener Rueckversicherungs AG (c)	4,158
1		Puma AG Rudolf Dassler Sport (a) (m)	149
8		Q-Cells AG (a) (c)	164
6		Rheinmetall AG (m)	245
64		RWE AG (c)	4,642
7		Salzgitter AG (m)	468
125		SAP AG (c)	4,808
124		Siemens AG (m)	8,362
14		Solarworld AG (c)	386
5		Suedzucker AG (c)	105
48		ThyssenKrupp AG (m)	1,027
23		TUI AG (m)	257
30		United Internet AG (c)	319
13		Volkswagen AG (m)	4,002
2		Wacker Chemie AG (m)	174
			85,614
		Greece — 1.0%
60		Alpha Bank AE (a) (m)	585
27		Coca Cola Hellenic Bottling Co. S.A. (m)	434
40		EFG Eurobank Ergasias S.A. (m)	316
7		Folli - Follie S.A. (m)	91
24		Hellenic Petroleum S.A. (m)	231
42		Hellenic Telecommunications Organization S.A. (m)	638
22		Intracom Holdings S.A. (a) (m)	33
110		Marfin Investment Group S.A. (a) (m)	472
97		National Bank of Greece S.A. (m)	2,026
36		OPAP S.A. (m)	1,125
38		Piraeus Bank S.A. (m)	353
30		Public Power Corp. S.A.	576
6		Titan Cement Co. S.A. (m)	156
12		Viohalco (m)	59
			7,095
		Hong Kong — 1.1%
11		ASM Pacific Technology Ltd. (m)	48
57		Bank of East Asia Ltd. (m)	134
165		Belle International Holdings Ltd. (m)	126
136		BOC Hong Kong Holdings Ltd. (m)	192
37		Cathay Pacific Airways Ltd. (c)	43
49		Cheung Kong Holdings Ltd. (m)	507
17		Cheung Kong Infrastructure Holdings Ltd. (m)	66
84		China Mobile Ltd. (m)	729
—	(h)	China Mobile, Ltd., ADR (m)	21
72		CLP Holdings Ltd. (m)	488
37		Esprit Holdings Ltd. (m)	227
178		Genting International plc (a) (c)	73
2		Giordano International Ltd. (m)	—	(h)
35		Hang Lung Group Ltd. (m)	128
82		Hang Lung Properties Ltd. (m)	230
27		Hang Seng Bank Ltd. (m)	302
41		Henderson Land Development Co., Ltd. (m)	191
149		Hong Kong & China Gas Co., Ltd. (m)	276
3		Hong Kong Aircraft Engineerg Co., Ltd. (m)	26

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Hong Kong — Continued
38		Hong Kong Exchanges and Clearing Ltd. (m)	436
52		HongKong Electric Holdings (m)	307
2		Hopewell Highway Infrastructure Ltd. (m)	1
23		Hopewell Holdings Ltd. (m)	58
32		Hutchison Telecommunications International Ltd. (m)	6
79		Hutchison Whampoa Ltd. (m)	467
25		Hysan Development Co., Ltd. (m)	45
—	(h)	Johnson Electric Holdings Ltd. (m)	—	(h)
20		Kerry Properties Ltd. (c)	60
18		Kingboard Chemical Holdings Ltd. (m)	44
64		Lenovo Group Ltd. (m)	17
88		Li & Fung Ltd. (c)	248
36		Lifestyle International Holdings, Ltd. (m)	34
72		Link REIT (The) (m)	140
110		Mongolia Energy Co., Ltd. (a) (c)	31
54		MTR Corp. (m)	137
82		New World Development Ltd. (m)	107
77		Noble Group Ltd. (m)	67
26		NWS Holdings Ltd. (m)	52
13		Orient Overseas International Ltd. (m)	36
—	(h)	PCCW Ltd. (m)	—	(h)
44		Shangri-La Asia Ltd. (c)	65
68		Sino Land Co. (m)	87
50		Sun Hung Kai Properties Ltd. (m)	512
29		Swire Pacific Ltd., Class A (m)	230
9		Television Broadcasts Ltd. (m)	31
49		Wharf Holdings Ltd. (m)	162
8		Wing Hang Bank Ltd. (m)	44
22		Yue Yuen Industrial Holdings Ltd. (m)	49
			7,280
		Hungary — 0.6%
211		Magyar Telekom Telecommunications plc (m)	492
27		MOL Hungarian Oil and Gas Nyrt. (m)	1,280
121		OTP Bank Nyrt. (a) (m)	1,559
6		Richter Gedeon Nyrt. (m)	825
			4,156
		India — 0.6%
185		Ambuja Cements Ltd., GDR (m)	298
13		Bajaj Auto Ltd. (m)	164
13		Bajaj Finserv Ltd. (m)	57
13		Bajaj Holdings and Investment Ltd., GDR (m)	76
7		Grasim Industries Ltd., GDR	236
90		Hindalco Industries Ltd., GDR (e) (m)	97
4		Housing Development Finance Corp., Ltd. (m)	146
11		ICICI Bank Ltd., ADR (m)	222
14		Infosys Technologies Ltd. (m)	426
119		ITC Ltd., GDR (m)	452
10		Larsen & Toubro Ltd., GDR (m)	172
32		NTPC Ltd. (m)	122
36		Ranbaxy Laboratories Ltd., GDR (m)	120
1		Reliance Capital Ltd., GDR (e)	8
15		Reliance Communications Ltd., GDR (e)	64
18		Reliance Industries Ltd. (m)	637
8		Reliance Industries Ltd., GDR (e)	572
—	(h)	Reliance Infrastructure Ltd., GDR (e)	16
192		United Phosphorus Ltd., ADR (m)	441
			4,326
		Ireland — 0.6%
31		Allied Irish Banks plc (m)	37
42		C&C Group plc (m)	97
97		CRH plc (m)	2,513
23		Elan Corp. plc, ADR (a) (m)	136
45		Elan Corp. plc (a) (m)	267
51		Experian plc (m)	335
138		Governor & Co. of the Bank of Ireland (The) (m)	137
16		Grafton Group plc (a) (m)	57
51		Irish Life & Permanent plc (m)	129
18		Kerry Group plc, Class A (m)	363
22		Kingspan Group plc (m)	113
35		Ryanair Holdings plc (a) (m)	151
			4,335
		Israel — 0.6%
125		Bank Hapoalim BM (a) (m)	285
123		Bank Leumi Le-Israel BM (m)	308
45		Israel Chemicals Ltd. (m)	372
—	(h)	Israel Corp., Ltd. (The) (m)	115
3		Koor Industries Ltd. (a) (m)	56
34		Makhteshim-Agan Industries Ltd. (m)	151
85		Migdal Insurance & Financial Holding Ltd. (a) (m)	94
15		Teva Pharmaceutical Industries Ltd. (m)	637
42		Teva Pharmaceutical Industries Ltd., ADR (m)	1,858
			3,876
		Italy — 8.1%
256		A2A S.p.A. (c)	421
76		Alleanza Assicurazioni S.p.A. (m)	509
7		Arnoldo Mondadori Editore S.p.A. (c)	24
238		Assicurazioni Generali S.p.A. (m)	4,839
54		Atlantia S.p.A. (m)	948
5		Autogrill S.p.A. (m)	38

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Italy — Continued
145		Banca Carige S.p.A. (c)	530
577		Banca Monte dei Paschi di Siena S.p.A. (m)	923
90		Banca Popolare di Milano Scarl (m)	522
134		Banco Popolare SC (m)	879
17		Bulgari S.p.A. (c)	85
77		Edison S.p.A. (c)	97
935		Enel S.p.A. (c)	5,070
567		ENI S.p.A. (m)	12,176
23		Exor S.p.A. (a) (c)	300
143		Fiat S.p.A. (a) (c)	1,396
94		Finmeccanica S.p.A. (m)	1,326
17		Fondiaria-Sai S.p.A. (m)	274
59		Gruppo Editoriale L’Espresso S.p.A. (a) (c)	83
1,689		Intesa Sanpaolo S.p.A. (m)	5,380
146		Intesa Sanpaolo S.p.A. (m)	324
19		Italcementi S.p.A. (c)	229
9		Lottomatica S.p.A. (a) (c)	191
33		Luxottica Group S.p.A. (c)	608
139		Mediaset S.p.A. (c)	780
105		Mediobanca S.p.A.	1,215
70		Mediolanum S.p.A. (m)	319
368		Parmalat S.p.A. (c)	731
664		Pirelli & C. S.p.A. (m)	258
23		Prysmian S.p.A. (m)	275
54		Saipem S.p.A.	1,153
71		Saras S.p.A. (m)	208
5		Seat Pagine Gialle S.p.A. (a) (m)	1
171		Snam Rete Gas S.p.A. (c)	676
808		Telecom Italia Media S.p.A. (a) (c)	92
2,101		Telecom Italia S.p.A. (c)	2,656
1,373		Telecom Italia S.p.A., RNC (c)	1,227
254		Terna Rete Elettrica Nazionale S.p.A. (m)	816
2,076		UniCredit S.p.A. (m)	5,056
576		UniCredit S.p.A.	1,403
130		Unione di Banche Italiane ScpA (m)	1,794
80		Unipol Gruppo Finanziario S.p.A. (m)	99
			55,931
		Japan — 21.1%
35		77 Bank Ltd. (The) (m)	178
4		Acom Co., Ltd. (m)	99
9		Advantest Corp. (m)	140
45		Aeon Co., Ltd. (m)	356
8		Aeon Credit Service Co., Ltd. (c)	87
10		Aeon Mall Co., Ltd. (m)	124
8		Aiful Corp. (c)	16
30		Aioi Insurance Co., Ltd. (m)	132
15		Aisin Seiki Co., Ltd. (m)	300
53		Ajinomoto Co., Inc. (m)	389
2		Alfresa Holdings Corp. (m)	66
51		All Nippon Airways Co., Ltd. (m)	186
22		Alps Electric Co., Ltd. (m)	117
27		Amada Co., Ltd. (m)	168
—	(h)	Amano Corp. (m)	1
56		Aozora Bank Ltd. (a) (m)	71
5		Arrk Corp. (a) (m)	5
33		Asahi Breweries Ltd. (m)	417
79		Asahi Glass Co., Ltd. (m)	474
101		Asahi Kasei Corp. (m)	408
14		Asics Corp. (m)	91
39		Astellas Pharma, Inc. (m)	1,265
28		Bank of Kyoto Ltd. (The) (c)	225
99		Bank of Yokohama Ltd. (The) (m)	419
5		Benesse Corp. (m)	202
52		Bridgestone Corp. (c)	775
12		Brother Industries Ltd. (m)	101
6		Canon Marketing Japan, Inc. (m)	77
87		Canon, Inc. (m)	2,618
24		Casio Computer Co., Ltd. (c)	181
—	(h)	Central Japan Railway Co. (m)	776
60		Chiba Bank Ltd. (The) (m)	297
55		Chubu Electric Power Co., Inc. (m)	1,208
18		Chugai Pharmaceutical Co., Ltd. (m)	331
13		Chugoku Bank Ltd. (The) (m)	164
24		Chugoku Electric Power Co., Inc. (The) (m)	478
74		Chuo Mitsui Trust Holdings, Inc. (m)	244
39		Citizen Holdings Co., Ltd. (m)	176
6		Coca-Cola West Holdings Co., Ltd. (m)	94
40		Cosmo Oil Co., Ltd. (m)	114
16		Credit Saison Co., Ltd. (m)	182
48		Dai Nippon Printing Co., Ltd. (m)	512
31		Daicel Chemical Industries Ltd. (m)	132
32		Daido Steel Co., Ltd. (m)	107
15		Daihatsu Motor Co., Ltd. (m)	136
56		Daiichi Sankyo Co., Ltd. (m)	943
24		Daikin Industries Ltd.	643
17		Dainippon Screen Manufacturing Co., Ltd. (a) (m)	37
13		Dainippon Sumitomo Pharma Co., Ltd. (m)	103
7		Daito Trust Construction Co., Ltd. (m)	281
34		Daiwa House Industry Co., Ltd. (m)	300
116		Daiwa Securities Group, Inc. (m)	610

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
—	(h)	Dena Co., Ltd. (m)	125
37		Denki Kagaku Kogyo KK (m)	83
38		Denso Corp. (m)	910
19		Dentsu, Inc. (c)	356
68		DIC Corp. (m)	111
36		Dowa Holdings Co., Ltd. (m)	141
28		East Japan Railway Co. (m)	1,595
20		Eisai Co., Ltd. (m)	545
12		Electric Power Development Co., Ltd. (m)	353
11		Elpida Memory, Inc. (a) (c)	117
4		FamilyMart Co., Ltd. (m)	123
15		Fanuc Ltd. (m)	1,115
4		Fast Retailing Co., Ltd. (m)	413
56		Fuji Electric Holdings Co., Ltd. (m)	96
48		Fuji Heavy Industries Ltd. (m)	193
—	(h)	Fuji Television Network, Inc. (m)	94
40		FUJIFILM Holdings Corp. (m)	1,040
153		Fujitsu Ltd. (m)	656
65		Fukuoka Financial Group, Inc. (m)	199
63		Furukawa Electric Co., Ltd. (m)	189
25		Gunma Bank Ltd. (The) (m)	123
40		Hachijuni Bank Ltd. (The) (m)	236
2		Hakuhodo DY Holdings, Inc. (m)	92
95		Hankyu Hanshin Holdings, Inc. (m)	444
113		Haseko Corp. (a) (c)	71
3		Hikari Tsushin, Inc. (m)	51
27		Hino Motors Ltd. (m)	78
2		Hirose Electric Co., Ltd. (m)	215
38		Hiroshima Bank Ltd. (The) (m)	144
6		Hisamitsu Pharmaceutical Co., Inc. (m)	155
10		Hitachi Chemical Co., Ltd. (m)	133
10		Hitachi Construction Machinery Co., Ltd. (c)	142
5		Hitachi High-Technologies Corp. (m)	73
280		Hitachi Ltd. (m)	980
19		Hitachi Metals Ltd. (m)	150
17		Hokkaido Electric Power Co., Inc. (m)	318
117		Hokuhoku Financial Group, Inc. (m)	207
14		Hokuriku Electric Power Co. (m)	309
135		Honda Motor Co., Ltd. (m)	3,942
34		HOYA Corp. (m)	592
11		Ibiden Co., Ltd. (m)	319
1		Idemitsu Kosan Co., Ltd. (m)	81
128		IHI Corp. (a) (m)	194
—	(h)	Inpex Corp. (m)	388
31		Isetan Mitsukoshi Holdings Ltd. (c)	264
84		Isuzu Motors Ltd. (m)	140
—	(h)	IT Holdings Corp. (m)	1
4		Ito En Ltd. (m)	54
126		ITOCHU Corp. (m)	676
2		Itochu Techno-Solutions Corp. (c)	56
20		Iyo Bank Ltd. (The) (m)	199
28		J. Front Retailing Co., Ltd. (m)	116
3		Jafco Co., Ltd. (m)	61
86		Japan Airlines Corp. (a) (c)	168
1		Japan Petroleum Exploration Co. (m)	24
—	(h)	Japan Prime Realty Investment Corp. (m)	69
—	(h)	Japan Real Estate Investment Corp. (m)	219
—	(h)	Japan Retail Fund Investment Corp. (m)	133
32		Japan Steel Works Ltd. (The) (c)	347
—	(h)	Japan Tobacco, Inc. (m)	962
42		JFE Holdings, Inc. (m)	1,156
20		JGC Corp. (c)	260
53		Joyo Bank Ltd. (The) (m)	245
20		JS Group Corp. (m)	246
18		JSR Corp. (m)	215
4		JTEKT Corp. (m)	35
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	123
87		Kajima Corp. (m)	251
16		Kamigumi Co., Ltd. (m)	106
27		Kaneka Corp. (m)	156
62		Kansai Electric Power Co., Inc. (The) (m)	1,258
6		Kansai Paint Co., Ltd. (m)	32
42		Kao Corp. (m)	785
126		Kawasaki Heavy Industries Ltd. (m)	270
54		Kawasaki Kisen Kaisha Ltd. (m)	204
—	(h)	KDDI Corp. (m)	1,043
30		Keihin Electric Express Railway Co., Ltd. (m)	232
56		Keio Corp. (m)	318
21		Keisei Electric Railway Co., Ltd. (c)	100
3		Keyence Corp. (m)	564
13		Kikkoman Corp. (m)	114
11		Kinden Corp. (m)	93
132		Kintetsu Corp. (c)	572
65		Kirin Holdings Co., Ltd. (m)	712
195		Kobe Steel Ltd. (m)	320
73		Komatsu Ltd. (m)	915
11		Konami Corp. (m)	170
38		Konica Minolta Holdings, Inc. (m)	314
80		Kubota Corp. (m)	482
25		Kuraray Co., Ltd. (m)	211

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
6		Kurita Water Industries Ltd. (m)	153
13		Kyocera Corp. (m)	1,046
19		Kyowa Hakko Kogyo Co., Ltd. (m)	165
32		Kyushu Electric Power Co., Inc. (m)	667
6		Lawson, Inc. (m)	233
13		Leopalace21 Corp. (m)	92
3		Mabuchi Motor Co., Ltd. (m)	118
12		Makita Corp. (m)	274
141		Marubeni Corp. (m)	512
9		Marui Group Co., Ltd. (m)	48
5		Maruichi Steel Tube Ltd. (c)	97
17		Matsui Securities Co., Ltd. (c)	120
36		Mazda Motor Corp. (m)	90
16		Mediceo Paltac Holdings Co., Ltd. (m)	159
3		MEIJI Holdings Co., Ltd. (a) (m)	82
28		Minebea Co., Ltd. (m)	108
109		Mitsubishi Chemical Holdings Corp. (m)	415
113		Mitsubishi Corp. (m)	1,732
156		Mitsubishi Electric Corp. (m)	829
96		Mitsubishi Estate Co., Ltd. (m)	1,259
39		Mitsubishi Gas Chemical Co., Inc. (m)	181
248		Mitsubishi Heavy Industries Ltd. (c)	813
13		Mitsubishi Logistics Corp. (m)	121
62		Mitsubishi Materials Corp. (m)	180
330		Mitsubishi Motors Corp. (a) (c)	506
55		Mitsubishi Rayon Co., Ltd. (c)	114
16		Mitsubishi Tanabe Pharma Corp. (m)	153
897		Mitsubishi UFJ Financial Group, Inc. (m)	4,890
6		Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	143
139		Mitsui & Co., Ltd. (m)	1,475
59		Mitsui Chemicals, Inc. (m)	176
43		Mitsui Engineering & Shipbuilding Co., Ltd. (m)	89
72		Mitsui Fudosan Co., Ltd. (m)	902
71		Mitsui Mining & Smelting Co., Ltd. (a) (m)	140
98		Mitsui OSK Lines Ltd. (m)	561
32		Mitsui Sumitomo Insurance Group Holdings, Inc. (m)	878
10		Mitsumi Electric Co., Ltd. (c)	169
754		Mizuho Financial Group, Inc. (c)	1,590
93		Mizuho Trust & Banking Co., Ltd. (a) (c)	97
18		Murata Manufacturing Co., Ltd. (m)	713
12		Namco Bandai Holdings, Inc. (m)	117
166		NEC Corp. (a) (m)	552
3		NEC Electronics Corp. (a) (m)	34
20		NGK Insulators Ltd. (m)	301
18		NGK Spark Plug Co., Ltd. (c)	178
24		NHK Spring Co., Ltd. (c)	111
9		Nidec Corp. (m)	492
28		Nikon Corp. (m)	371
8		Nintendo Co., Ltd. (m)	2,188
—	(h)	Nippon Building Fund, Inc. (m)	349
23		Nippon Electric Glass Co., Ltd. (m)	187
49		Nippon Express Co., Ltd. (m)	174
15		Nippon Meat Packers, Inc. (m)	157
84		Nippon Mining Holdings, Inc. (m)	381
108		Nippon Oil Corp. (m)	561
7		Nippon Paper Group, Inc. (c)	193
55		Nippon Sheet Glass Co., Ltd. (c)	155
414		Nippon Steel Corp. (m)	1,392
42		Nippon Telegraph & Telephone Corp. (m)	1,598
94		Nippon Yusen KK (m)	385
59		Nipponkoa Insurance Co., Ltd. (m)	320
77		Nishi-Nippon City Bank Ltd. (The) (m)	155
14		Nissan Chemical Industries Ltd. (m)	117
177		Nissan Motor Co., Ltd. (m)	925
23		Nissay Dowa General Insurance Co., Ltd. (c)	99
15		Nisshin Seifun Group, Inc. (c)	154
80		Nisshin Steel Co., Ltd. (c)	155
16		Nisshinbo Industries, Inc. (m)	166
7		Nissin Food Products Co., Ltd. (m)	185
3		Nitori Co., Ltd. (m)	182
13		Nitto Denko Corp. (m)	304
11		NOK Corp. (m)	130
186		Nomura Holdings, Inc. (m)	1,121
4		Nomura Real Estate Holdings, Inc. (m)	62
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	104
7		Nomura Research Institute Ltd. (c)	121
39		NSK Ltd. (m)	175
38		NTN Corp. (m)	125
—	(h)	NTT Data Corp. (m)	323
1		NTT DoCoMo, Inc. (m)	1,803
—	(h)	NTT Urban Development Corp. (m)	81
46		Obayashi Corp. (m)	228
—	(h)	Obic Co., Ltd. (m)	56
57		Odakyu Electric Railway Co., Ltd. (c)	464
69		OJI Paper Co., Ltd. (c)	298
16		Olympus Corp. (c)	255
12		Omron Corp. (m)	187
9		Ono Pharmaceutical Co., Ltd. (m)	369
5		Onward Holdings Co., Ltd. (m)	30
4		Oracle Corp. Japan (c)	157

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
4		Oriental Land Co., Ltd. (c)	262
7		ORIX Corp. (c)	332
170		Osaka Gas Co., Ltd. (m)	539
2		OSAKA Titanium Technologies Co. (c)	48
1		Otsuka Corp. (c)	52
149		Panasonic Corp. (c)	2,180
36		Panasonic Electric Works Co., Ltd. (m)	292
17		Pioneer Corp. (a) (c)	55
2		Promise Co., Ltd. (c)	29
1		Rakuten, Inc. (m)	261
41		Resona Holdings, Inc. (c)	556
55		Ricoh Co., Ltd. (m)	681
7		Rohm Co., Ltd. (m)	435
4		Sankyo Co., Ltd. (m)	223
5		Santen Pharmaceutical Co., Ltd. (c)	152
141		Sanyo Electric Co., Ltd. (a) (c)	233
30		Sapporo Hokuyo Holdings, Inc. (a) (m)	87
6		Sapporo Holdings Ltd. (m)	26
1		SBI Holdings, Inc. (m)	174
17		Secom Co., Ltd. (m)	612
18		Sega Sammy Holdings, Inc. (c)	165
13		Seiko Epson Corp. (m)	178
28		Sekisui Chemical Co., Ltd. (m)	146
37		Sekisui House Ltd. (m)	322
68		Seven & I Holdings Co., Ltd. (m)	1,534
—	(h)	Seven Bank Ltd. (m)	85
85		Sharp Corp. (c)	896
15		Shikoku Electric Power Co., Inc. (c)	400
24		Shimadzu Corp. (m)	147
2		Shimamura Co., Ltd. (m)	132
5		Shimano, Inc. (m)	154
42		Shimizu Corp. (m)	199
34		Shin-Etsu Chemical Co., Ltd. (m)	1,663
6		Shinko Electric Industries Co., Ltd. (m)	57
59		Shinko Securities Co., Ltd. (m)	138
99		Shinsei Bank Ltd. (a) (m)	130
25		Shionogi & Co., Ltd. (m)	432
26		Shiseido Co., Ltd. (m)	450
48		Shizuoka Bank Ltd. (The) (m)	435
48		Showa Denko KK (m)	73
15		Showa Shell Sekiyu KK (m)	133
4		SMC Corp. (m)	412
60		Softbank Corp. (m)	944
134		Sojitz Corp. (m)	208
64		Sompo Japan Insurance, Inc. (m)	386
79		Sony Corp. (m)	2,063
—	(h)	Sony Financial Holdings, Inc. (m)	208
6		Square Enix Holdings Co., Ltd. (m)	99
14		Stanley Electric Co., Ltd. (m)	201
12		Sumco Corp. (m)	179
116		Sumitomo Chemical Co., Ltd. (m)	455
90		Sumitomo Corp. (m)	782
56		Sumitomo Electric Industries Ltd. (m)	546
36		Sumitomo Heavy Industries Ltd. (m)	149
288		Sumitomo Metal Industries Ltd. (m)	676
47		Sumitomo Metal Mining Co., Ltd. (m)	526
54		Sumitomo Mitsui Financial Group, Inc.	1,866
29		Sumitomo Realty & Development Co., Ltd. (m)	351
13		Sumitomo Rubber Industries, Inc. (m)	90
118		Sumitomo Trust & Banking Co., Ltd. (The) (m)	495
20		Suruga Bank Ltd. (m)	170
6		Suzuken Co., Ltd. (m)	148
31		Suzuki Motor Corp. (m)	583
17		T&D Holdings, Inc. (m)	502
70		Taiheiyo Cement Corp. (m)	123
105		Taisei Corp. (m)	229
10		Taisho Pharmaceutical Co., Ltd. (m)	181
21		Taiyo Nippon Sanso Corp. (m)	147
31		Takashimaya Co., Ltd. (m)	194
66		Takeda Pharmaceutical Co., Ltd. (m)	2,347
12		Takefuji Corp. (c)	65
10		TDK Corp. (m)	449
86		Teijin Ltd. (m)	220
14		Terumo Corp. (m)	521
9		THK Co., Ltd. (m)	129
62		Tobu Railway Co., Ltd. (c)	325
9		Toho Co., Ltd. (m)	120
33		Toho Gas Co., Ltd. (m)	140
35		Tohoku Electric Power Co., Inc. (m)	728
57		Tokio Marine Holdings, Inc. (m)	1,501
25		Tokuyama Corp. (m)	149
3		Tokyo Broadcasting System, Inc. (m)	48
99		Tokyo Electric Power Co., Inc. (The) (m)	2,319
15		Tokyo Electron Ltd. (m)	705
194		Tokyo Gas Co., Ltd. (m)	735
11		Tokyo Steel Manufacturing Co., Ltd. (m)	115
—	(h)	Tokyo Style Co., Ltd. (m)	2
32		Tokyo Tatemono Co., Ltd. (m)	109
84		Tokyu Corp. (m)	359
22		Tokyu Land Corp. (m)	72

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
26		TonenGeneral Sekiyu KK (c)	247
45		Toppan Printing Co., Ltd. (m)	343
100		Toray Industries, Inc. (c)	442
239		Toshiba Corp. (m)	819
40		Tosoh Corp. (m)	91
29		TOTO Ltd. (c)	146
15		Toyo Seikan Kaisha Ltd. (m)	244
7		Toyo Suisan Kaisha Ltd. (m)	137
48		Toyobo Co., Ltd. (m)	75
7		Toyoda Gosei Co., Ltd. (m)	129
2		Toyota Boshoku Corp. (m)	28
14		Toyota Industries Corp. (m)	362
226		Toyota Motor Corp. (m)	8,937
21		Toyota Tsusho Corp. (m)	243
10		Trend Micro, Inc. (m)	290
5		Tsumura & Co. (m)	131
53		Ube Industries Ltd. (m)	100
4		Unicharm Corp. (m)	260
5		Uniden Corp. (c)	16
13		UNY Co., Ltd. (m)	95
8		Ushio, Inc. (m)	105
1		USS Co., Ltd. (m)	68
—	(h)	West Japan Railway Co. (m)	405
1		Yahoo! Japan Corp. (c)	285
7		Yakult Honsha Co., Ltd. (m)	117
7		Yamada Denki Co., Ltd. (m)	308
15		Yamaguchi Financial Group, Inc. (m)	145
16		Yamaha Corp. (m)	181
19		Yamaha Motor Co., Ltd. (m)	197
27		Yamato Holdings Co., Ltd. (c)	296
5		Yamato Kogyo Co., Ltd. (m)	109
8		Yamazaki Baking Co., Ltd. (m)	78
17		Yaskawa Electric Corp. (m)	79
22		Yokogawa Electric Corp. (m)	114
			146,046
		Luxembourg — 0.7%
79		ArcelorMittal (c)	1,849
5		Millicom International Cellular S.A. (c)	262
23		SES S.A. FDR (m)	421
73		Tenaris S.A. (m)	934
110		Tenaris S.A. (m)	1,386
			4,852
		Mexico — 0.6%
26		Alfa S.A.B. de C.V., Class A (m)	45
887		America Movil S.A.B. de C.V., Series L (m)	1,450
326		Cemex S.A.B. de C.V. (m)	241
99		Fomento Economico Mexicano S.A.B. de C.V. (m)	281
24		Grupo Carso S.A.B. de C.V., Class A1 (c)	63
226		Grupo Mexico S.A.B. de C.V., Class B (m)	175
50		Grupo Modelo S.A.B. de C.V., Class C (a) (m)	146
136		Grupo Televisa S.A. (m)	420
65		Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	236
168		Telefonos de Mexico S.A.B. de C.V., Class A (m)	135
112		Telefonos de Mexico S.A.B. de C.V., Class L (m)	90
168		Telmex Internacional S.A.B de C.V., Class A (m)	86
112		Telmex Internacional S.A.B de C.V., Class L (c)	58
146		Wal-Mart de Mexico S.A.B. de C.V., Series V (c)	397
			3,823
		Netherlands — 3.8%
144		Aegon N.V. (m)	725
24		Akzo Nobel N.V. (c)	1,011
45		ASML Holdings N.V. (a) (m)	926
6		Corio N.V. (m)	250
24		European Aeronautic Defence and Space Co., N.V. (c)	351
8		Fugro N.V. CVA (c)	301
22		Heineken Holding N.V. (m)	519
22		Heineken N.V. (c)	646
201		ING Groep N.V. CVA (m)	1,831
22		James Hardie Industries N.V. (m)	75
139		Koninklijke Ahold N.V. (c)	1,520
13		Koninklijke DSM N.V. (m)	402
188		Koninklijke KPN N.V.	2,256
102		Koninklijke Philips Electronics N.V. (m)	1,841
25		Qiagen N.V. (a) (c)	415
9		Randstad Holding N.V. (c)	199
62		Reed Elsevier N.V. (c)	686
179		Royal Dutch Shell plc, Class A (m)	4,111
136		Royal Dutch Shell plc, Class B (m)	3,069
13		SBM Offshore N.V. (c)	214
38		TNT N.V. (m)	704
182		Unilever N.V. CVA (m)	3,606
1		Wereldhave N.V. (m)	79
33		Wolters Kluwer N.V. (m)	547
			26,284

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		New Zealand — 0.5%
426		Auckland International Airport Ltd. (m)	399
121		Contact Energy Ltd. (m)	391
211		Fletcher Building Ltd. (m)	797
211		Sky City Entertainment Group Ltd. (c)	326
772		Telecom Corp. of New Zealand Ltd. (m)	1,234
			3,147
		Norway — 0.9%
18		Aker Solutions ASA (m)	111
58		DnB NOR ASA (m)	361
16		Hafslund ASA, Class A (m)	159
2		Norsk Hydro ASA (c)	8
26		Norske Skogindustrier ASA (a) (c)	62
100		Orkla ASA (c)	717
29		Petroleum Geo-Services ASA (a) (m)	142
9		Renewable Energy Corp. A/S (a) (c)	85
7		Schibsted ASA (c)	70
147		StatoilHydro ASA (m)	2,739
46		Storebrand ASA (a) (m)	169
9		Tandberg ASA (c)	130
91		Telenor ASA (m)	567
19		TGS Nopec Geophysical Co. ASA (a) (c)	140
38		Tomra Systems ASA (c)	142
26		Yara International ASA (m)	704
			6,306
		Philippines — 0.5%
60		Ayala Corp. (m)	276
2,473		Ayala Land, Inc. (m)	327
110		Banco de Oro Unibank, Inc. (m)	68
670		Bank of the Philippine Islands (m)	546
10		Globe Telecom, Inc. (m)	166
236		Manila Electric Co. (m)	447
542		Petron Corp. (m)	61
16		Philippine Long Distance Telephone Co. (m)	719
2,078		PNOC Energy Development Corp. (m)	154
187		San Miguel Corp., Class B (m)	197
4,907		SM Prime Holdings, Inc. (m)	850
			3,811
		Portugal — 0.9%
74		Banco BPI S.A., Class G (m)	174
562		Banco Comercial Portugues S.A., Class R (m)	524
60		Banco Espirito Santo S.A. (m)	295
87		BRISA (c)	591
56		Cimpor Cimentos de Portugal SGPS S.A. (c)	331
465		Energias de Portugal S.A. (m)	1,693
50		Galp Energia SGPS S.A, Class B (m)	657
60		Jeronimo Martins SGPS S.A. (c)	336
151		Portugal Telecom SGPS S.A. (c)	1,152
206		Sonae SGPS S.A. (m)	174
36		Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (c)	197
			6,124
		Singapore — 0.7%
68		Ascendas REIT (m)	61
—	(h)	CapitaCommercial Trust (m)	—	(h)
136		CapitaLand Ltd. (m)	251
123		CapitaMall Trust (m)	103
—	(h)	Chartered Semiconductor Manufacturing Ltd. (a) (m)	—	(h)
24		City Developments Ltd. (m)	104
100		ComfortDelgro Corp., Ltd. (m)	96
53		Cosco Corp. Singapore Ltd. (m)	36
96		DBS Group Holdings Ltd. (m)	610
60		Fraser and Neave Ltd. (m)	105
350		Golden Agri-Resources Ltd. (c)	87
—	(h)	Haw Par Corp., Ltd. (m)	1
6		Jardine Cycle & Carriage Ltd. (m)	58
65		Keppel Corp., Ltd. (m)	260
30		Neptune Orient Lines Ltd. (m)	26
75		Olam International Ltd. (m)	88
139		Oversea-Chinese Banking Corp. (m)	549
41		Parkway Holdings Ltd. (m)	33
59		SembCorp Industries Ltd. (m)	108
59		SembCorp Marine Ltd. (m)	83
28		Singapore Airlines Ltd. (m)	202
47		Singapore Exchange Ltd. (m)	197
80		Singapore Press Holdings Ltd. (m)	157
75		Singapore Technologies Engineering Ltd. (m)	129
438		Singapore Telecommunications Ltd.(m)	752
1		STATS ChipPAC Ltd. (a) (m)	—	(h)
64		United Overseas Bank Ltd. (m)	492
35		UOL Group Ltd. (a) (m)	52
—	(h)	Venture Corp., Ltd. (m)	2
51		Wilmar International Ltd. (m)	122
			4,764
		South Africa — 0.7%
3		Anglo Platinum Ltd. (m)	159
6		AngloGold Ashanti Ltd. (m)	190
12		ArcelorMittal South Africa Ltd. (m)	108
13		Barloworld Ltd. (m)	54

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Africa — Continued
12	Bidvest Group Ltd. (m)	126
153	FirstRand Ltd. (m)	233
27	Gold Fields Ltd. (m)	281
23	Impala Platinum Holdings Ltd. (m)	431
51	MTN Group Ltd. (m)	661
14	Naspers Ltd., Class N (m)	291
14	Nedbank Group Ltd. (m)	146
22	Pretoria Portland Cement Co., Ltd. (m)	85
110	Sanlam Ltd. (m)	206
14	Sappi Ltd. (m)	37
21	Sasol Ltd. (m)	629
32	Shoprite Holdings Ltd. (m)	189
46	Standard Bank Group Ltd. (m)	440
10	Telkom S.A. Ltd. (m)	123
8	Tiger Brands Ltd. (m)	120
		4,509
	South Korea — 0.6%
4	Daelim Industrial Co., Ltd. (m)	199
10	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	180
8	Hyundai Mobis (m)	579
5	LG Chem Ltd. (m)	572
6	LG Electronics, Inc. (m)	530
1	LG Hausys Ltd. (a) (m)	63
3	POSCO (m)	802
1	Samsung Electronics Co., Ltd. (m)	646
3	Samsung Fire & Marine Insurance Co., Ltd. (m)	416
1	Shinsegae Co., Ltd. (m)	278
1	SK Telecom Co., Ltd. (m)	167
		4,432
	Spain — 6.2%
37	Abertis Infraestructuras S.A. (c)	671
3	Acciona S.A. (m)	273
23	Acerinox S.A. (c)	350
25	ACS Actividades de Construccion y Servicios S.A. (c)	1,254
489	Banco Bilbao Vizcaya Argentaria S.A. (m)	5,294
124	Banco de Sabadell S.A. (c)	715
24	Banco de Valencia S.A. (m)	220
105	Banco Popular Espanol S.A. (c)	864
1,088	Banco Santander S.A. (m)	10,468
34	Bankinter S.A. (c)	405
36	Cintra Concesiones de Infraestructuras de Transporte S.A. (a) (m)	196
99	Criteria Caixacorp S.A. (m)	372
4	Ebro Puleva S.A. (c)	51
57	EDP Renovaveis S.A. (a) (m)	468
18	Enagas (m)	318
2	Endesa S.A. (m)	43
4	Fomento de Construcciones y Contratas S.A. (m)	132
26	Gamesa Corp. Tecnologica S.A. (m)	491
25	Gas Natural SDG S.A. (m)	402
22	Gestevision Telecinco S.A. (c)	205
14	Grifols S.A. (m)	254
10	Grupo Ferrovial S.A. (c)	291
72	Iberdrola Renovables S.A. (a) (c)	294
475	Iberdrola S.A. (m)	3,737
51	Iberia Lineas Aereas de Espana (m)	96
30	Inditex S.A. (c)	1,293
7	Indra Sistemas S.A. (c)	147
65	Mapfre S.A. (c)	186
23	NH Hoteles S.A. (c)	108
12	Red Electrica Corp. S.A. (m)	496
93	Repsol YPF S.A. (m)	1,758
16	Sacyr Vallehermoso S.A. (c)	159
2	Sociedad General de Aguas de Barcelona S.A., Class A (m)	51
556	Telefonica S.A. (m)	10,537
2	Telefonica S.A., ADR (m)	126
14	Zardoya Otis S.A. (c)	294
18	Zeltia S.A. (m)	91
		43,110
	Sweden — 1.9%
23	Alfa Laval AB (c)	204
20	Assa Abloy AB, Class B (c)	240
76	Atlas Copco AB, Class A (c)	706
20	Boliden AB (m)	128
23	Electrolux AB, Class B (a) (c)	257
13	Eniro AB (c)	28
19	Getinge AB, Class B (c)	221
39	Hennes & Mauritz AB, Class B (c)	1,757
12	Hoganas AB, Class B (m)	136
4	Holmen AB, Class B (c)	87
23	Husqvarna AB, Class B (a) (c)	112
26	Investor AB, Class B (m)	377
28	Kungsleden AB (c)	142
7	Loomis AB, Class B	60
3	Modern Times Group AB, Class B (m)	73
35	Niscayah Group AB (c)	46
223	Nordea Bank AB (c)	1,661
22	Nordea Bank AB (m)	162

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Sweden — Continued
72		Sandvik AB (c)	473
18		Scania AB, Class B (m)	194
14		Securitas AB, Class B (a) (c)	114
82		Skandinaviska Enskilda Banken AB, Class A (a) (m)	319
27		Skanska AB, Class B (c)	290
29		SKF AB, Class B (c)	322
6		Ssab Svenskt Stal AB, Class A (m)	54
10		Ssab Svenskt Stal AB, Class B (m)	94
55		Svenska Cellulosa AB, Class B (m)	531
38		Svenska Handelsbanken AB, Class A	661
30		Swedbank AB, Class A (a) (c)	167
12		Swedish Match AB (c)	169
16		Tele2 AB, Class B (m)	146
211		Telefonaktiebolaget LM Ericsson, Class B (c)	1,793
157		TeliaSonera AB (m)	736
22		Volvo AB, Class A (c)	147
108		Volvo AB, Class B (c)	704
			13,311
		Switzerland — 2.2%
53		ABB Ltd. (a) (m)	746
4		Actelion Ltd.(a) (m)	192
1		Adecco S.A. (m)	42
2		Aryzta AG (a) (m)	64
17		Compagnie Financiere Richermont S.A., Class A (a) (m)	304
30		Credit Suisse Group AG	1,191
—	(h)	Givaudan S.A. (m)	123
7		Holcim Ltd. (m)	333
8		Julius Baer Holding AG (m)	261
3		Logitech International S.A. (a) (c)	43
98		Nestle S.A.	3,178
1		Nobel Biocare Holding AG (c)	28
61		Novartis AG (m)	2,300
1		Roche Holding AG (m)	121
17		Roche Holding AG (m)	2,081
—	(h)	SGS S.A. (m)	71
—	(h)	Sonova Holding AG (m)	8
65		STMicroelectronics N.V. (c)	428
—	(h)	Sulzer AG (m)	23
1		Swatch Group AG (m)	21
8		Swiss Reinsurance (m)	200
1		Swisscom AG (c)	146
2		Syngenta AG (m)	524
84		UBS AG (a) (m)	1,148
95		Xstrata plc (m)	840
4		Zurich Financial Services AG (m)	666
			15,082
		Taiwan — 0.7%
304		Asustek Computer, Inc. (m)	403
202		Cathay Financial Holding Co., Ltd. (m)	226
179		Chi Mei Optoelectronics Corp. (m)	89
377		China Steel Corp. (m)	292
417		Far Eastern Textile Co., Ltd. (m)	389
206		HON HAI Precision Industry Co., Ltd. (m)	596
390		Quanta Computer, Inc. (m)	580
1,311		Taishin Financial Holdings Co., Ltd. (m)	296
333		Taiwan Mobile Co., Ltd. (m)	526
589		Taiwan Semiconductor Manufacturing Co., Ltd. (m)	997
335		United Microelectronics Corp. (m)	127
			4,521
		Thailand — 0.5%
252		Advanced Info Service pcl (m)	566
207		Bangkok Bank pcl, Class F (m)	501
114		Electricity Generating pcl (m)	218
207		Kasikornbank pcl (m)	326
750		Krung Thai Bank pcl (m)	113
150		PTT Exploration & Production pcl (m)	411
113		PTT pcl (m)	587
124		Siam Cement pcl (m)	425
296		Siam Commercial Bank pcl (m)	461
			3,608
		Turkey — 0.7%
262		Akbank TAS (m)	1,011
64		Aksigorta AS (m)	128
39		Anadolu Efes Biracilik Ve Malt Sanayii AS (m)	273
157		Eregli Demir ve Celik Fabrikalari TAS (m)	382
—	(h)	Trakya Cam Sanayi AS (a) (m)	—	(h)
28		Tupras Turkiye Petrol Rafine (m)	278
115		Turkcell Iletisim Hizmet A/S (m)	586
432		Turkiye Garanti Bankasi A/S (a) (m)	906
266		Turkiye Is Bankasi, Class C (m)	768
133		Yapi ve Kredi Bankasi A/S (a) (m)	180
			4,512
		United Kingdom — 9.6%
19		3i Group plc (m)	89
9		Admiral Group plc (m)	122
15		AMEC plc (m)	138
66		Anglo American plc (m)	1,411

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
19	Antofagasta plc (m)	166
16	Associated British Foods plc (m)	172
73	AstraZeneca plc (m)	2,553
11	Autonomy Corp. plc (a) (m)	230
130	Aviva plc (m)	600
176	BAE Systems plc (m)	926
24	Balfour Beatty plc (m)	121
411	Barclays plc (m)	1,671
4	Berkeley Group Holdings plc (a) (m)	60
169	BG Group plc (m)	2,698
110	BHP Billiton plc (m)	2,292
943	BP plc (m)	6,666
28	British Airways plc (m)	61
95	British American Tobacco plc (m)	2,297
42	British Land Co. plc (m)	262
57	British Sky Broadcasting Group plc (m)	404
408	BT Group plc, Class A (m)	562
21	Bunzl plc (m)	168
21	Burberry Group plc (m)	127
123	Cable & Wireless plc (m)	271
72	Cadbury plc (m)	537
7	Cairn Energy plc (a) (m)	212
32	Capita Group plc (The) (m)	323
8	Carnival plc (m)	220
19	Carphone Warehouse Group plc (m)	41
257	Centrica plc (m)	860
56	Cobham plc (m)	144
93	Compass Group plc (m)	444
14	Daily Mail & General Trust, Class A (m)	68
126	Diageo plc (m)	1,498
18	Drax Group plc (m)	136
15	Eurasian Natural Resources Corp. (m)	133
22	Firstgroup plc (m)	106
137	Friends Provident plc (m)	129
64	G4S plc (m)	176
262	GlaxoSmithKline plc (m)	4,033
34	Hammerson plc (m)	157
65	Hays plc (m)	87
41	Home Retail Group plc (m)	151
609	HSBC Holdings plc (m)	4,332
25	ICAP plc (m)	137
18	IMI plc (m)	95
51	Imperial Tobacco Group plc (m)	1,171
18	Intercontinental Hotels Group plc (m)	170
73	International Power plc (m)	268
41	Invensys plc (a) (m)	120
16	Investec plc (m)	75
128	ITV plc (m)	60
53	J Sainsbury plc (m)	256
10	Johnson Matthey plc (m)	179
10	Kazakhmys plc (m)	74
114	Kingfisher plc (m)	310
33	Ladbrokes plc (m)	114
36	Land Securities Group plc (m)	299
274	Legal & General Group plc (m)	233
12	Liberty International plc (m)	72
511	Lloyds Banking Group plc (m)	828
70	Logica plc (m)	79
8	London Stock Exchange Group plc (m)	90
8	Lonmin plc (m)	170
85	Man Group plc (m)	314
80	Marks & Spencer Group plc (m)	396
56	Meggitt plc (m)	148
123	National Grid plc (m)	1,026
10	Next plc (m)	243
304	Old Mutual plc (m)	303
44	Pearson plc (m)	455
120	Prudential plc (m)	692
30	Reckitt Benckiser Group plc (m)	1,189
58	Reed Elsevier plc (m)	428
29	Rexam plc (m)	134
50	Rio Tinto plc (m)	2,043
87	Rolls-Royce Group plc (a) (m)	433
7,499	Rolls-Royce Group plc, Class C (a) (m)	11
985	Royal Bank of Scotland Group plc (a) (m)	601
166	RSA Insurance Group plc (m)	319
46	SABMiller plc (m)	773
65	Sage Group plc (The) (m)	178
6	Schroders plc (m)	72
46	Scottish & Southern Energy plc (m)	747
23	Segro plc (m)	8
26	Serco Group plc (m)	139
12	Severn Trent plc (m)	185
28	Shire plc (m)	347
44	Smith & Nephew plc (m)	310
19	Smiths Group plc (m)	207
22	Stagecoach Group plc (m)	42
94	Standard Chartered plc (m)	1,452
111	Standard Life plc (m)	308
21	Tate & Lyle plc (m)	85

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
396	Tesco plc (m)	1,960
21	Thomas Cook Group plc	82
9	Thomson Reuters plc (m)	232
42	Tomkins plc (m)	107
25	TUI Travel plc (m)	93
40	Tullow Oil plc (m)	470
65	Unilever plc (m)	1,262
11	United Business Media Ltd. (m)	76
33	United Utilities Group plc (m)	246
7	Vedanta Resources plc (m)	114
2,639	Vodafone Group plc (m)	4,851
8	Whitbread plc (m)	112
3	William Hill plc (m)	9
118	Wm Morrison Supermarkets plc (m)	428
3	Wolseley plc (a) (m)	58
55	WPP plc (m)	375
		66,717
	United States — 0.0% (g)
2	Synthes, Inc. (m)	166
30	Wheelock & Co., Ltd. (m)	65
		231
	Total Common Stocks (Cost $642,854)	673,511

	Investment Companies — 0.2%
6	iShares MSCI Germany Index Fund (m)	110
36	iShares MSCI Pacific ex-Japan Index Fund (m)	1,000
	Total Investment Companies (Cost $881)	1,110

	Preferred Stocks — 1.0%
	Brazil — 0.5%
34	Aracruz Celulose S.A., Class B (m)	41
25	Banco Bradesco S.A. (m)	312
8	Cia Energetica de Minas Gerais (m)	91
42	Cia Vale do Rio Doce, Class A (m)	590
84	Itau Unibanco Banco Multiplo S.A. (m)	1,160
39	Petroleo Brasileiro S.A. (m)	528
20	Tele Norte Leste Participacoes S.A. (m)	312
		3,034
	Germany — 0.5%
13	Bayerische Motoren Werke AG (m)	278
10	Fresenius SE (c)	541
24	Henkel AG & Co. KGaA (c)	640
10	Porsche Automobil Holding SE (c)	752
7	RWE AG (c)	420
14	Volkswagen AG (c)	897
		3,528
	Italy — 0.0% (g)
210	Unipol Gruppo Finanziario S.p.A. (m)	175
	Japan — 0.0% (g)
2	Ito En Ltd. (m)	17
	Total Preferred Stocks (Cost $4,474)	6,754
	Total Long-Term Investments (Cost $648,209)	681,375

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
	Rights — 0.0% (g)
	Australia — 0.0% (g)
59	Alumina Ltd., expiring 06/01/09 (a)	—
50	Dexus Property Group, expiring 05/27/09 (a)	3
16	OneSteel Ltd., expiring 05/26/09 (a)	5
		8
	Denmark — 0.0% (g)
6	Bang & Olufsen A/S, Class B, expiring 05/07/09 (a) (m)	20
	Italy — 0.0% (g)
171	Snam Rete Gas S.p.A., expiring 05/15/09 (a) (m)	131
	Spain — 0.0% (g)
24	Banco de Valencia S.A., expiring 05/11/09 (a) (m)	4
	United States — 0.0% (g)
3	Liberty International plc, expiring 05/21/09 (a) (m)	4
	Total Rights (Cost $256)	167

SHARES
Short-Term Investment — 0.1%
Investment Company — 0.1%
800	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (Cost $800)	800

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 20.6%
	Certificate of Deposit — 1.0%
7,000	Calyon New York, VAR, 0.385%, 03/15/10	6,889

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Investment Company — 19.6%
136,194	JPMorgan Prime Money Market Fund, Capital Shares, 0.690% (b) (l)	136,194
	Total Investments of Cash Collateral for Securities on Loan (Cost $143,192)	143,083
	Total Investments — 119.1% (Cost $792,457)	825,425
	Liabilities in Excess of Other Assets — (19.1)%	(132,472)
	NET ASSETS — 100.0%	$692,953

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	14.0%
Oil, Gas & Consumable Fuels	8.3
Diversified Telecommunication Services	5.5
Pharmaceuticals	5.5
Electric Utilities	5.2
Insurance	4.8
Automobiles	4.4
Metals & Mining	4.1
Chemicals	3.3
Food & Staples Retailing	2.2
Wireless Telecommunication Services	2.2
Industrial Conglomerates	2.1
Food Products	2.1
Multi-Utilities	1.9
Machinery	1.8
Beverages	1.7
Capital Markets	1.7
Media	1.6
Electronic Equipment, Instruments & Components	1.3
Electrical Equipment	1.3
Diversified Financial Services	1.2
Software	1.2
Real Estate Management & Development	1.2
Construction & Engineering	1.2
Household Durables	1.1
Construction Materials	1.0
Others (each less than 1.0%)	18.1

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
17	TOPIX	06/11/09	$1,450	$242
90	Dow Jones EURO STOXX 50 Index	06/19/09	2,772	472
11	FTSE 100 Index	06/19/09	685	67
				$781

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.5%
		Common Stocks — 98.5%
		Australia — 2.2%
61		Macquarie Group Ltd. (c)	1,478
34		Newcrest Mining Ltd. (m)	732
98		Santos Ltd. (m)	1,154
			3,364
		Austria — 0.7%
40		Intercell AG (a) (c)	1,038
		Belgium — 1.2%
58		Anheuser-Busch InBev N.V. (c)	1,774
		Brazil — 0.6%
65		Itau Unibanco Banco Multiplo S.A., ADR (m)	887
		Canada — 0.5%
46		Kinross Gold Corp. (m)	713
		China — 3.3%
248		Anhui Conch Cement Co., Ltd., Class H (a) (m)	1,644
3,168		Bank of China Ltd., Class H (m)	1,175
1,842		China Construction Bank Corp., Class H (m)	1,063
658		China Merchants Bank Co., Ltd., Class H (m)	1,175
			5,057
		Finland — 2.3%
213		Nokia OYJ (c)	3,019
207		Ruukki Group OYJ (a)	443
			3,462
		France — 15.7%
33		Alstom S.A. (m)	2,063
39		BNP Paribas (m)	2,067
32		Bouygues S.A. (c)	1,386
44		Compagnie Generale des Etablissements Michelin, Class B (m)	2,266
58		GDF Suez (c)	2,080
65		Sanofi-Aventis S.A. (c)	3,766
17		Schneider Electric S.A. (c)	1,290
34		Societe Generale (m)	1,738
33		Sodexo (m)	1,584
77		Total S.A. (m)	3,832
71		Vivendi (m)	1,921
			23,993
		Germany — 7.8%
24		Allianz SE (c)	2,230
49		Bayer AG (a)	2,440
47		Daimler AG	1,670
95		E.ON AG (a) (c)	3,217
53		Lanxess AG (m)	1,151
9		Muenchener Rueckversicherungs AG (c)	1,194
			11,902
		Hong Kong — 1.8%
400		China Resources Power Holdings Co., Ltd. (m)	896
1,060		Huabao International Holdings Ltd. (m)	749
416		Li & Fung Ltd.	1,169
			2,814
		India — 0.8%
40		Infosys Technologies Ltd., ADR (m)	1,228
		Italy — 1.7%
542		Intesa Sanpaolo S.p.A. (m)	1,726
42		Saipem S.p.A. (c)	902
			2,628
		Japan — 19.8%
48		Canon, Inc. (m)	1,422
106		Chugai Pharmaceutical Co., Ltd. (m)	1,963
47		Daikin Industries Ltd.	1,270
117		Honda Motor Co., Ltd. (m)	3,435
1		Japan Tobacco, Inc. (m)	1,683
45		JFE Holdings, Inc. (m)	1,232
283		Kubota Corp. (m)	1,701
149		Mitsubishi Corp. (m)	2,290
375		Mitsubishi Electric Corp. (m)	1,997
332		Mitsubishi UFJ Financial Group, Inc. (m)	1,808
198		Mitsui & Co., Ltd. (m)	2,100
9		Nintendo Co., Ltd. (m)	2,420
279		Nippon Sheet Glass Co., Ltd. (c)	791
29		Nippon Telegraph & Telephone Corp. (m)	1,100
43		Shin-Etsu Chemical Co., Ltd. (m)	2,071
52		Shiseido Co., Ltd. (m)	913
—	(h)	Sony Financial Holdings, Inc. (m)	805
314		Tokyo Gas Co., Ltd. (m)	1,190
			30,191
		Luxembourg — 1.4%
95		ArcelorMittal (c)	2,224
		Netherlands — 8.9%
42		Akzo Nobel N.V. (c)	1,738
163		Koninklijke KPN N.V. (c)	1,958
218		Royal Dutch Shell plc, Class A (c)	5,002
114		TNT N.V. (m)	2,097
89		Unilever N.V. CVA (m)	1,765
61		Wolters Kluwer N.V. (m)	1,006
			13,566
		South Korea — 0.6%
2		Samsung Electronics Co., Ltd. (m)	963
		Spain — 3.6%
341		Banco Santander S.A. (m)	3,284
115		Telefonica S.A. (m)	2,184
			5,468

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Sweden — 1.1%
78	Atlas Copco AB, Class A (c)	725
21	Hennes & Mauritz AB, Class B (c)	936
		1,661
	Switzerland — 7.5%
57	Credit Suisse Group AG	2,211
100	Nestle S.A. (c)	3,252
28	Roche Holding AG (m)	3,549
13	Zurich Financial Services AG (m)	2,421
		11,433
	Taiwan — 1.8%
184	HON HAI Precision Industry Co., Ltd., GDR (m)	1,124
150	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	1,582
		2,706
	United Kingdom — 15.2%
244	BAE Systems plc (m)	1,285
174	BG Group plc (m)	2,785
83	BHP Billiton plc (m)	1,730
545	HSBC Holdings plc (m)	3,879
80	Imperial Tobacco Group plc (m)	1,831
111	Intercontinental Hotels Group plc (m)	1,053
520	International Power plc (m)	1,899
339	Premier Farnell plc (m)	767
42	Reckitt Benckiser Group plc (m)	1,664
82	Shire plc (m)	1,027
384	Tesco plc (m)	1,903
240	TUI Travel plc (m)	896
1,407	Vodafone Group plc (m)	2,585
		23,304
	Total Long-Term Investments (Cost $187,207)	150,376
Short-Term Investment — 0.9%
	Investment Company — 0.9%
1,388	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (Cost $1,388)	1,388
Investments of Cash Collateral for Securities on Loan — 20.4%
	Investment Company — 20.4%
31,216	JPMorgan Prime Money Market Fund, Capital Shares, 0.690% (b) (l) (Cost $31,216)	31,216
	Total Investments — 119.8% (Cost $219,811 )	182,980
	Liabilities in Excess of Other Assets — (19.8)%	(30,242)
	NET ASSETS — 100.0%	$152,738

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	12.4%
Oil, Gas & Consumable Fuels	8.4
Pharmaceuticals	8.4
Insurance	4.4
Metals & Mining	4.4
Chemicals	3.8
Electrical Equipment	3.5
Diversified Telecommunication Services	3.4
Automobiles	3.4
Food Products	3.3
Trading Companies & Distributors	2.9
Capital Markets	2.4
Hotels, Restaurants & Leisure	2.3
Tobacco	2.3
Electric Utilities	2.1
Communications Equipment	2.0
Media	1.9
Independent Power Producers & Energy Traders	1.8
Wireless Telecommunication Services	1.7
Semiconductors & Semiconductor Equipment	1.7
Machinery	1.6
Software	1.6
Auto Components	1.5
Air Freight & Logistics	1.4
Multi-Utilities	1.4
Building Products	1.4
Food & Staples Retailing	1.3
Electronic Equipment, Instruments & Components	1.2
Beverages	1.2
Household Products	1.1
Construction Materials	1.1
Others (each less than 1.0%)	8.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/09		NET UNREALIZED APPRECIATION (DEPRECIATION)
67,327,763	JPY
804,093	for CHF	05/15/09	$705	#	$683	#	$(22)
12,025,009	AUD	05/15/09	7,809		8,732		923
4,478,244	CHF	05/15/09	3,861		3,924		63
2,881,719	EUR	05/15/09	3,648		3,813		165
5,665,186	GBP	05/15/09	8,267		8,381		114
527,167,151	JPY	05/15/09	5,663		5,346		(317)
6,738,078	NOK	05/15/09	980		1,026		46
15,366,297	SEK	05/15/09	1,864		1,910		46
2,435,698	SGD	05/15/09	1,621		1,645		24
			$34,418		$35,460		$1,042

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,114,571	AUD	05/15/09	$1,413	$1,536	$(123)
2,924,233	CHF	05/15/09	2,529	2,562	(33)
15,593,096	EUR	05/15/09	20,069	20,630	(561)
1,821,771	GBP	05/15/09	2,651	2,695	(44)
19,815,880	HKD	05/15/09	2,557	2,557	— (h)
213,924,222	JPY	05/15/09	2,321	2,170	151
			$31,540	$32,150	$(610)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/09 of the currency being sold, and the value at 04/30/09 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Common Stocks — 98.0%
	Australia — 2.4%
748	Australia & New Zealand Banking Group Ltd. (m)	8,630
244	Newcrest Mining Ltd. (m)	5,271
989	Santos Ltd. (m)	11,658
		25,559
	Belgium — 1.5%
517	Anheuser-Busch InBev N.V. (c)	15,815
	Brazil — 0.5%
369	Itau Unibanco Banco Multiplo S.A., ADR	5,067
	Canada — 0.4%
293	Kinross Gold Corp. (m)	4,517
	China — 2.8%
27,287	Bank of China Ltd., Class H (m)	10,117
12,839	China Construction Bank Corp., Class H (m)	7,412
4,338	China Shenhua Energy Co., Ltd., Class H (a) (m)	11,994
		29,523
	Finland — 1.6%
990	Nokia OYJ (c)	14,068
1,576	Ruukki Group OYJ (a) (c)	3,372
		17,440
	France — 16.9%
407	BNP Paribas (m)	21,408
342	Bouygues S.A. (c)	14,581
402	Compagnie Generale des Etablissements Michelin, Class B (m)	20,598
486	GDF Suez (c)	17,447
551	Sanofi-Aventis S.A. (c)	31,889
94	Schneider Electric S.A. (a) (c)	7,184
321	Societe Generale (m)	16,402
161	Sodexo (m)	7,751
426	Total S.A. (m)	21,320
760	Vivendi (m)	20,429
		179,009
	Germany — 11.2%
224	Allianz SE (c)	20,672
358	Bayer AG (a) (c)	17,800
690	Daimler AG (c)	24,729
802	E.ON AG (c)	27,121
181	Hamburger Hafen und Logistik AG (m)	6,533
358	Lanxess AG (m)	7,734
100	Muenchener Rueckversicherungs AG (c)	13,846
		118,435
	Greece — 0.3%
680	Sidenor Steel Products Manufacturing Co. S.A. (m)	3,363
	Hong Kong — 2.1%
8,264	CNOOC Ltd. (m)	9,225
1,234	Sun Hung Kai Properties Ltd. (m)	12,757
		21,982
	India — 0.6%
193	Infosys Technologies Ltd., ADR (m)	5,940
	Ireland — 1.7%
673	CRH plc (m)	17,464
	Italy — 1.3%
4,370	Intesa Sanpaolo S.p.A. (m)	13,921
	Japan — 19.5%
368	Canon, Inc. (m)	11,010
251	Daikin Industries Ltd. (c)	6,739
1,348	Daiwa Securities Group, Inc. (m)	7,062
1,187	Honda Motor Co., Ltd. (m)	34,799
4	Japan Tobacco, Inc. (m)	9,215
305	JFE Holdings, Inc. (m)	8,317
1,368	Kubota Corp. (m)	8,222
1,078	Mitsubishi Corp. (m)	16,590
2,391	Mitsubishi Electric Corp. (m)	12,734
4,340	Mitsubishi UFJ Financial Group, Inc. (m)	23,676
1,065	Mitsui & Co., Ltd. (m)	11,294
61	Nintendo Co., Ltd. (m)	16,347
1	Nippon Sheet Glass Co., Ltd. (c)	2
435	Nippon Telegraph & Telephone Corp. (m)	16,372
232	Shin-Etsu Chemical Co., Ltd. (m)	11,266
3,522	Tokyo Gas Co., Ltd. (m)	13,353
		206,998
	Luxembourg — 1.2%
554	ArcelorMittal (c)	12,980
	Netherlands — 8.0%
383	Akzo Nobel N.V. (c)	16,036
1,118	ING Groep N.V. CVA (m)	10,194
805	Koninklijke KPN N.V. (c)	9,683
1,230	Royal Dutch Shell plc, Class A (m)	28,326
690	Unilever N.V. CVA (m)	13,655
416	Wolters Kluwer N.V. (m)	6,843
		84,737
	South Korea — 0.6%
14	Samsung Electronics Co., Ltd. (m)	6,244

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Spain — 3.7%
3,443	Banco Santander S.A. (m)	33,120
332	Telefonica S.A. (m)	6,289
		39,409
	Switzerland — 6.5%
569	Credit Suisse Group AG (c)	22,245
122	Roche Holding AG (m)	15,387
395	UBS AG (a) (m)	5,432
140	Zurich Financial Services AG (m)	26,081
		69,145
	Taiwan — 2.0%
2,514	HON HAI Precision Industry Co., Ltd. (m)	7,259
1,299	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	13,727
		20,986
	United Kingdom — 13.2%
1,710	BAE Systems plc (m)	8,997
1,443	Barclays plc (m)	5,857
1,370	BP plc (m)	9,679
4,558	HSBC Holdings plc (m)	32,413
481	Imperial Tobacco Group plc (m)	10,965
900	Intercontinental Hotels Group plc (m)	8,553
4,063	International Power plc (m)	14,848
1,757	Prudential plc (m)	10,096
1,774	TUI Travel plc (m)	6,614
17,357	Vodafone Group plc (m)	31,901
		139,923
	Total Long-Term Investments (Cost $1,209,384)	1,038,457
Short-Term Investment — 2.1%
	Investment Company — 2.1%
22,406	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (Cost $22,406)	22,406
Investments of Cash Collateral for Securities on Loan — 12.2%
	Investment Company — 12.2%
129,682	JPMorgan Prime Money Market Fund, Capital Shares, 0.690% (b) (l) (Cost $129,682)	129,682
	Total Investments — 112.3% (Cost $1,361,472 )	1,190,545
	Liabilities in Excess of Other Assets — (12.3)%	(130,118)
	NET ASSETS — 100.0%	$1,060,427

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	16.8%
Oil, Gas & Consumable Fuels	8.7
Insurance	6.7
Pharmaceuticals	6.1
Automobiles	5.6
Chemicals	3.3
Capital Markets	3.3
Metals & Mining	3.2
Diversified Telecommunication Services	3.0
Wireless Telecommunication Services	3.0
Trading Companies & Distributors	2.6
Media	2.6
Electric Utilities	2.6
Hotels, Restaurants & Leisure	2.2
Auto Components	1.9
Tobacco	1.9
Semiconductors & Semiconductor Equipment	1.9
Electrical Equipment	1.9
Construction Materials	1.6
Multi-Utilities	1.6
Software	1.5
Beverages	1.5
Independent Power Producers & Energy Traders	1.4
Construction & Engineering	1.4
Communications Equipment	1.3
Food Products	1.3
Gas Utilities	1.3
Real Estate Management & Development	1.2
Office Electronics	1.0
Diversified Financial Services	1.0
Short-Term Investment	2.1
Others (each less than 1.0%)	4.5

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
71	TOPIX	06/11/09	$6,055	$134
202	Dow Jones EURO STOXX 50 Index	06/19/09	6,222	978
61	FTSE 100 Index	06/19/09	3,796	324
				$1,436

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
74,533,554	AUD	05/27/09	$48,620	$54,082	$5,462
3,757,593	CHF	05/27/09	3,232	3,293	61
14,114,276	DKK	05/27/09	2,417	2,506	89
36,992,047	EUR	05/27/09	47,770	48,941	1,171
35,504,687	GBP	05/27/09	51,133	52,524	1,391
124,373,880	HKD	05/27/09	16,052	16,051	(1)
8,059,234,013	JPY	05/27/09	83,024	81,748	(1,276)
64,879,492	NOK	05/27/09	9,459	9,872	413
325,952,846	SEK	05/27/09	38,677	40,519	1,842
14,254,699	SGD	05/27/09	9,348	9,628	280
			$309,732	$319,164	$9,432

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
16,770,914	AUD	05/27/09	$11,239	$12,169	$(930)
48,330,019	CHF	05/27/09	41,974	42,356	(382)
97,863,645	EUR	05/27/09	126,871	129,476	(2,605)
40,240,689	GBP	05/27/09	58,521	59,530	(1,009)
101,585,348	HKD	05/27/09	13,112	13,110	2
4,257,710,819	JPY	05/27/09	43,386	43,188	198
28,971,895	SEK	05/27/09	3,589	3,601	(12)
			$298,692	$303,430	$(4,738)

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 98.2%
	Australia — 3.4%
118	AGL Energy Ltd. (m)	1,303
347	BHP Billiton Ltd. (m)	8,382
33	Macquarie Group Ltd. (m)	810
55	Newcrest Mining Ltd. (m)	1,181
130	Westpac Banking Corp. (m)	1,807
		13,483
	Belgium — 0.4%
49	Anheuser-Busch InBev N.V. (m)	1,503
	Brazil — 0.4%
99	Cia Vale do Rio Doce, ADR (m)	1,627
	China — 1.5%
4,007	Bank of China Ltd., Class H (m)	1,486
437	China Life Insurance Co., Ltd., Class H (m)	1,535
505	China Shenhua Energy Co., Ltd., Class H (a) (m)	1,396
2,275	Industrial & Commercial Bank of China, Class H (m)	1,294
205	Shimao Property Holdings Ltd.	227
		5,938
	Denmark — 0.8%
13	Carlsberg A/S, Class B (m)	613
31	D/S Norden (m)	1,038
25	Novo Nordisk A/S, Class B (m)	1,193
3	Vestas Wind Systems A/S (a) (m)	216
		3,060
	Finland — 1.3%
62	Konecranes OYJ (m)	1,256
270	Nokia OYJ (m)	3,834
		5,090
	France — 11.5%
10	Accor S.A. (m)	408
24	Alstom S.A. (m)	1,513
159	AXA S.A. (a) (m)	2,680
60	BNP Paribas (m)	3,140
33	Bouygues S.A. (m)	1,416
16	Casino Guichard Perrachon S.A. (m)	1,024
11	Cie de Saint-Gobain (m)	404
18	CNP Assurances (m)	1,414
84	Credit Agricole S.A. (m)	1,228
89	France Telecom S.A. (m)	1,975
59	GDF Suez (m)	2,130
25	Groupe Danone (m)	1,171
28	Lafarge S.A. (m)	1,580
9	Lafarge S.A. (a) (m)	491
21	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,597
27	Pernod-Ricard S.A. (m)	1,591
19	PPR (m)	1,466
8	Renault S.A.	251
69	Sanofi-Aventis S.A. (m)	4,022
14	Schneider Electric S.A. (a) (m)	1,103
61	SCOR SE (m)	1,282
47	Societe Generale (m)	2,402
15	Sodexo (m)	710
175	Total S.A. (m)	8,739
58	Vivendi (m)	1,571
		45,308
	Germany — 8.2%
31	Adidas AG (m)	1,179
24	Allianz SE (m)	2,256
44	BASF SE (a) (m)	1,649
50	Bayer AG (a) (m)	2,506
42	Bayerische Motoren Werke AG (m)	1,458
39	Daimler AG (m)	1,395
32	Deutsche Bank AG (m)	1,685
10	Deutsche Boerse AG (m)	733
101	Deutsche Telekom AG (m)	1,221
135	E.ON AG (m)	4,559
19	Linde AG (m)	1,516
9	MAN AG (m)	553
10	Muenchener Rueckversicherungs AG (m)	1,366
21	RWE AG (m)	1,502
12	Salzgitter AG (m)	832
51	SAP AG (m)	1,947
33	SGL Carbon AG (a) (m)	970
56	Siemens AG (m)	3,765
5	Volkswagen AG (m)	1,427
		32,519
	Greece — 0.3%
127	Piraeus Bank S.A. (m)	1,168
	Hong Kong — 3.6%
151	Cheung Kong Holdings Ltd. (m)	1,558
404	China Everbright Ltd. (m)	782
146	China Mobile Ltd. (m)	1,256
630	China Overseas Land & Investment Ltd. (m)	1,097
1,209	CNOOC Ltd. (m)	1,349
320	COSCO Pacific Ltd. (m)	304
217	Esprit Holdings Ltd. (m)	1,327
695	Hang Lung Properties Ltd. (m)	1,952

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   47

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Hong Kong — Continued
245		Hutchison Whampoa Ltd. (m)	1,443
136		Jardine Strategic Holdings Ltd. (m)	1,605
214		Swire Pacific Ltd., Class A (m)	1,669
			14,342
		India — 0.8%
42		ICICI Bank Ltd., ADR (m)	872
60		Reliance Capital Ltd., GDR (m)	626
25		Reliance Industries Ltd., GDR (e) (m)	1,827
			3,325
		Israel — 0.4%
31		Teva Pharmaceutical Industries Ltd., ADR (m)	1,375
		Italy — 2.3%
234		Enel S.p.A. (m)	1,269
149		ENI S.p.A. (m)	3,204
41		Fiat S.p.A. (a) (m)	398
775		Intesa Sanpaolo S.p.A. (m)	2,469
679		UniCredit S.p.A. (m)	1,653
			8,993
		Japan — 20.9%
50		Aisin Seiki Co., Ltd. (m)	1,027
98		Amada Co., Ltd. (m)	607
39		Astellas Pharma, Inc. (m)	1,265
12		Autobacs Seven Co., Ltd. (m)	328
76		Canon, Inc. (m)	2,268
—	(h)	Central Japan Railway Co. (m)	587
56		Chugai Pharmaceutical Co., Ltd. (m)	1,044
171		Daiwa Securities Group, Inc. (m)	896
12		Disco Corp. (m)	370
35		East Japan Railway Co. (m)	1,950
7		Fast Retailing Co., Ltd. (m)	715
24		FUJIFILM Holdings Corp. (m)	605
146		Honda Motor Co., Ltd. (m)	4,282
253		ITOCHU Corp. (m)	1,357
1		Japan Tobacco, Inc. (m)	1,412
24		JFE Holdings, Inc. (m)	664
5		Keyence Corp. (m)	851
127		Kinden Corp. (m)	1,060
115		Komatsu Ltd. (m)	1,436
210		Kubota Corp. (m)	1,262
16		Kyocera Corp. (m)	1,274
41		Makita Corp. (m)	935
407		Mazda Motor Corp. (m)	1,013
189		Mitsubishi Corp. (m)	2,901
239		Mitsubishi Electric Corp. (m)	1,273
78		Mitsubishi Gas Chemical Co., Inc. (m)	364
296		Mitsubishi Heavy Industries Ltd. (m)	969
129		Mitsubishi Materials Corp. (m)	373
60		Mitsubishi Tanabe Pharma Corp. (m)	573
731		Mitsubishi UFJ Financial Group, Inc. (m)	3,986
183		Mitsui & Co., Ltd. (m)	1,941
121		Mitsui Fudosan Co., Ltd. (m)	1,522
180		Mitsui OSK Lines Ltd. (m)	1,029
28		Murata Manufacturing Co., Ltd. (m)	1,114
28		Nidec Corp. (m)	1,561
10		Nintendo Co., Ltd. (m)	2,608
363		Nippon Steel Corp. (m)	1,220
44		Nippon Telegraph & Telephone Corp. (m)	1,673
208		Nissan Motor Co., Ltd. (m)	1,086
139		Nomura Holdings, Inc. (m)	838
1		NTT DoCoMo, Inc. (m)	1,326
206		Obayashi Corp. (m)	1,011
10		ORIX Corp. (m)	458
101		Panasonic Corp. (m)	1,483
90		Ricoh Co., Ltd. (m)	1,113
21		Sankyo Co., Ltd. (m)	1,055
20		Santen Pharmaceutical Co., Ltd. (m)	565
41		Seven & I Holdings Co., Ltd. (m)	931
27		Shin-Etsu Chemical Co., Ltd. (m)	1,307
46		Shionogi & Co., Ltd. (m)	791
12		SMC Corp. (m)	1,187
48		Sony Corp. (m)	1,247
—	(h)	Sony Financial Holdings, Inc. (m)	1,325
38		Sumco Corp. (m)	560
260		Sumitomo Corp. (m)	2,260
87		Sumitomo Electric Industries Ltd. (m)	844
582		Sumitomo Metal Industries Ltd. (m)	1,363
38		Sumitomo Mitsui Financial Group, Inc. (m)	1,304
52		Suzuki Motor Corp. (m)	983
34		Taisho Pharmaceutical Co., Ltd. (m)	622
20		Takeda Pharmaceutical Co., Ltd. (m)	713
41		Tokio Marine Holdings, Inc. (m)	1,068
137		Toyota Motor Corp. (m)	5,438
111		Yamaguchi Financial Group, Inc. (m)	1,072
			82,265
		Luxembourg — 0.6%
55		ArcelorMittal (m)	1,289
63		SES S.A. FDR (m)	1,146
			2,435

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mexico — 0.5%
12	America Movil S.A.B. de C.V., Series L, ADR (m)	409
53	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	1,499
		1,908
	Netherlands — 3.9%
19	ASML Holding NV (m)	403
177	ING Groep N.V. CVA (m)	1,611
33	Koninklijke DSM N.V. (m)	1,015
77	Koninklijke KPN N.V. (m)	924
81	Koninklijke Philips Electronics N.V. (m)	1,468
122	Reed Elsevier N.V. (m)	1,339
334	Royal Dutch Shell plc, Class B (m)	7,555
74	Wolters Kluwer N.V. (m)	1,218
		15,533
	Norway — 0.5%
72	StatoilHydro ASA (m)	1,346
120	Telenor ASA (m)	744
		2,090
	Portugal — 0.4%
378	Energias de Portugal S.A. (m)	1,374
	Singapore — 0.4%
1,197	Golden Agri-Resources Ltd. (m)	295
803	Singapore Telecommunications Ltd.(m)	1,380
		1,675
	South Korea — 0.5%
4	Samsung Electronics Co., Ltd. (m)	1,774
	Spain — 3.6%
206	Banco Bilbao Vizcaya Argentaria S.A. (m)	2,235
413	Banco Santander S.A. (m)	3,977
216	Iberdrola S.A. (m)	1,704
33	Inditex S.A. (m)	1,422
254	Telefonica S.A. (m)	4,807
		14,145
	Sweden — 1.1%
163	Alfa Laval AB (m)	1,444
170	Atlas Copco AB, Class A (m)	1,582
18	Electrolux AB, Class B (a) (m)	203
131	Telefonaktiebolaget LM Ericsson, Class B (m)	1,117
		4,346
	Switzerland — 9.4%
131	ABB Ltd. (a) (m)	1,851
19	Actelion Ltd.(a) (m)	880
29	Adecco S.A. (m)	1,159
62	Compagnie Financiere Richemont S.A., Class A (m)	1,112
82	Credit Suisse Group AG (m)	3,199
29	Holcim Ltd. (m)	1,462
216	Nestle S.A. (m)	7,031
135	Novartis AG (m)	5,097
51	Roche Holding AG (m)	6,401
7	Swatch Group AG (The) (m)	1,014
6	Syngenta AG (m)	1,365
144	UBS AG (a) (m)	1,982
188	Xstrata plc (m)	1,657
16	Zurich Financial Services AG (m)	3,003
		37,213
	Taiwan — 0.5%
177	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	1,866
	United Kingdom — 21.0%
164	3i Group plc (m)	773
212	Amlin plc (m)	1,123
77	AstraZeneca plc (m)	2,687
254	BAE Systems plc (m)	1,336
926	Barclays plc (m)	3,760
263	BG Group plc (m)	4,206
978	BP plc (m)	6,909
99	British American Tobacco plc (m)	2,389
100	Burberry Group plc (m)	597
47	Carnival plc (m)	1,286
347	Centrica plc (m)	1,161
157	Compass Group plc (m)	747
130	Drax Group plc (m)	987
55	Enterprise Inns plc	132
521	Game Group plc (m)	1,517
249	GlaxoSmithKline plc (m)	3,841
16	Greene King plc	144
1,235	HSBC Holdings plc (m)	8,783
272	ICAP plc (m)	1,485
79	Imperial Tobacco Group plc (m)	1,808
42	Intercontinental Hotels Group plc (m)	401
272	J Sainsbury plc (m)	1,318
173	Kazakhmys plc (m)	1,345
449	Kingfisher plc (m)	1,223
405	Lloyds Banking Group plc (m)	657
543	Man Group plc (m)	2,008
316	Marks & Spencer Group plc (m)	1,566
77	Pearson plc (m)	791

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   49

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
73	Peter Hambro Mining plc (m)	678
320	Prudential plc (m)	1,841
34	Reckitt Benckiser Group plc (m)	1,353
61	Rio Tinto plc (m)	2,494
45	Rotork plc (m)	544
426	RSA Insurance Group plc (m)	820
205	Standard Chartered plc (m)	3,172
582	Tesco plc (m)	2,883
75	Unilever plc (m)	1,452
147	Vedanta Resources plc (m)	2,299
3,335	Vodafone Group plc (m)	6,130
377	Wm Morrison Supermarkets plc (m)	1,366
64	Wolseley plc (a) (m)	1,156
231	WPP plc (m)	1,583
		82,751
	Total Common Stocks (Cost $433,235)	387,106
	Preferred Stocks — 0.8%
	Brazil — 0.4%
67	Petroleo Brasileiro S.A., ADR (m)	1,805
	Germany — 0.4%
13	Fresenius SE (m)	647
12	Porsche Automobil Holding SE (m)	851
		1,498
	Total Preferred Stocks (Cost $1,886)	3,303
	Total Investments — 99.0% (Cost $435,121)	390,409
	Other Assets in Excess of Liabilities — 1.0%	3,956
	NET ASSETS — 100.0%	$394,365

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	11.9%
Oil, Gas & Consumable Fuels	9.8
Pharmaceuticals	8.4
Metals & Mining	6.5
Insurance	5.0
Automobiles	4.8
Capital Markets	3.5
Diversified Telecommunication Services	3.3
Machinery	2.6
Food Products	2.5
Trading Companies & Distributors	2.5
Wireless Telecommunication Services	2.3
Electric Utilities	2.3
Industrial Conglomerates	2.1
Real Estate Management & Development	2.1
Electrical Equipment	2.0
Media	2.0
Food & Staples Retailing	1.9
Chemicals	1.8
Specialty Retail	1.7
Multi-Utilities	1.6
Electronic Equipment, Instruments & Components	1.5
Tobacco	1.4
Textiles, Apparel & Luxury Goods	1.4
Beverages	1.3
Semiconductors & Semiconductor Equipment	1.3
Communications Equipment	1.3
Software	1.2
Household Durables	1.0
Hotels, Restaurants & Leisure	1.0
Diversified Financial Services	1.0
Others (each less than 1.0%)	7.0

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
37,201,212	JPY	05/07/09	$379	$377	$2

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

JPMorgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

ADR —	American Depositary Receipt

AUD —	Australian Dollar

CHF —	Swiss Franc

CVA —	Dutch Certification

DKK —	Danish Krone

EUR —	Euro

FDR —	Fiduciary Depositary Receipt

GBP —	British Pound

GDR —	Global Depositary Receipt

HKD —	Hong Kong Dollar

JPY —	Japanese Yen

NOK —	Norwegian Krone

REIT —	Real Estate Investment Trust

RNC —	Risparmio Non-Convertible Savings Shares

SEK —	Swedish Krona

SGD —	Singapore Dollar

VAR —	Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2009.

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e) —	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) —	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on total investments (excluding Investments of Cash Collateral for Securities on Loan) that are fair valued (amounts in thousands):

Fund	Value	Percentage
Emerging Markets Equity Fund	$1,108	0.3%
International Equity Index Fund	3	—	(g)

In addition, the value and percentage, based on total investments (excluding Investments of Cash Collateral for Securities on Loan), of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Markets Equity Fund	$251,375	59.9%
International Equity Fund	377,908	92.7
International Equity Index Fund	645,680	93.7
International Opportunities Fund	143,783	94.7
International Value Fund	1,002,915	94.5
Intrepid International Fund	370,870	95.0

(g) —	Amount rounds to less than 0.1%.

(h) —	Amount rounds to less than one thousand (shares or dollars).

(l) —	The rate shown is the current yield as of April 30, 2009.

(m) —	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$399,115	$405,208	$688,431
Investments in affiliates, at value	20,367	18,844	136,994
Total investment securities, at value	419,482	424,052	825,425
Cash	128	473	233
Foreign currency, at value	536	275	6,939
Deposits at broker for futures contracts	—	—	457
Receivables:
Investment securities sold	446	260	826
Fund shares sold	1,874	821	1,234
Interest and dividends	1,815	2,560	2,937
Tax reclaim	—	462	421
Variation margin on futures contracts	—	—	92
Total Assets	424,281	428,903	838,564

LIABILITIES:
Payables:
Investment securities purchased	321	609	821
Collateral for securities lending program	—	16,344	143,192
Fund shares redeemed	1,063	765	929
Accrued liabilities:
Investment advisory fees	330	162	306
Administration fees	38	56	18
Shareholder servicing fees	53	54	3
Distribution fees	16	29	25
Custodian and accounting fees	201	157	253
Trustees’ and Chief Compliance Officer’s fees	1	8	5
Other	100	356	59
Total Liabilities	2,123	18,540	145,611
Net Assets	$422,158	$410,363	$692,953

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid in capital	$435,093	$454,422	$732,121
Accumulated undistributed (distributions in excess of) net investment income	391	2,474	(2,313)
Accumulated net realized gains (losses)	(32,865)	(15,724)	(70,385)
Net unrealized appreciation (depreciation)	19,539	(30,809)	33,530
Total Net Assets	$422,158	$410,363	$692,953

Net Assets:
Class A	$43,810	$73,419	$75,351
Class B	7,044	4,148	6,751
Class C	6,262	18,333	9,815
Class R2	—	48	48
Class R5	—	87,306	—
Select Class	205,192	227,109	600,988
Institutional Class	159,850	—	—
Total	$422,158	$410,363	$692,953

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,173	7,659	5,522
Class B	514	445	533
Class C	460	1,987	739
Class R2	—	5	4
Class R5	—	9,036	—
Select Class	14,682	23,437	43,797
Institutional Class	11,336	—	—

Net Asset Value:
Class A — Redemption price per share	$13.81	$9.59	$13.65
Class B — Offering price per share (a)	13.71	9.32	12.66
Class C — Offering price per share (a)	13.62	9.23	13.29
Class R2 — Offering and redemption price per share	—	9.41	13.57
Class R5 — Offering and redemption price per share	—	9.66	—
Select Class — Offering and redemption price per share	13.98	9.69	13.72
Institutional Class — Offering and redemption price per share	14.10	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.58	$10.12	$14.41

Cost of investments in non-affiliates	$379,591	$435,998	$655,463
Cost of investments in affiliates	20,367	18,844	136,994
Cost of foreign currency	527	278	7,167
Value of securities on loan	—	16,117	136,088

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$150,376	$1,038,457	$390,409
Investments in affiliates, at value	32,604	152,088	—
Total investment securities, at value	182,980	1,190,545	390,409
Cash	105	—	—
Foreign currency, at value	199	4,343	326
Deposits at broker for futures contracts	—	1,927	—
Receivables:
Investment securities sold	2,292	22,812	5,639
Fund shares sold	105	3,039	2,719
Interest and dividends	990	5,136	2,002
Tax reclaim	34	378	888
Variation margin on futures contracts	—	635	—
Unrealized appreciation on forward foreign currency exchange contracts	1,532	10,909	2
Total Assets	188,237	1,239,724	401,985

LIABILITIES:
Payables:
Due to custodian	—	832	8
Investment securities purchased	1,641	39,680	6,144
Collateral for securities lending program	31,216	129,682	—
Fund shares redeemed	1,340	1,820	867
Unrealized depreciation on forward foreign currency exchange contracts	1,100	6,215	—
Accrued liabilities:
Investment advisory fees	70	490	194
Administration fees	14	94	27
Shareholder servicing fees	6	173	63
Distribution fees	3	31	4
Custodian and accounting fees	52	201	231
Trustees’ and Chief Compliance Officer’s fees	3	2	—
Other	54	77	82
Total Liabilities	35,499	179,297	7,620
Net Assets	$152,738	$1,060,427	$394,365

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$281,489	$1,612,610	$1,047,846
Accumulated undistributed (distributions in excess of) net investment income	2,005	8,861	1,832
Accumulated net realized gains (losses)	(94,364)	(396,272)	(610,543)
Net unrealized appreciation (depreciation)	(36,392)	(164,772)	(44,770)
Total Net Assets	$152,738	$1,060,427	$394,365

Net Assets:
Class A	$8,890	$96,006	$14,276
Class B	1,118	5,520	—
Class C	257	14,023	1,246
Class R2	—	47	47
Select Class	21,286	733,582	300,840
Institutional Class	121,187	211,249	77,956
Total	$152,738	$1,060,427	$394,365

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	942	10,123	1,223
Class B	119	589	—
Class C	28	1,513	106
Class R2	—	5	4
Select Class	2,233	76,690	25,253
Institutional Class	12,671	21,977	6,571

Net Asset Value:
Class A — Redemption price per share	$9.44	$9.48	$11.68
Class B — Offering price per share (a)	9.40	9.37	—
Class C — Offering price per share (a)	9.24	9.27	11.71
Class R2 — Offering and redemption price per share	—	9.43	11.59
Select Class — Offering and redemption price per share	9.53	9.57	11.91
Institutional Class — Offering and redemption price per share	9.56	9.61	11.86
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.96	$10.01	$12.33

Cost of investments in non-affiliates	$187,207	$1,209,384	$435,121
Cost of investments in affiliates	32,604	152,088	—
Cost of foreign currency	198	4,318	326
Value of securities on loan	29,850	125,143	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   55

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

	Emerging Markets Equity Fund	International Equity Fund		International Equity Index Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,006	$7,551		$12,224
Interest income from affiliates	2	1		17
Dividend income from affiliates(a)	146	32		101
Income from securities lending (net)	60	787		1,177
Foreign taxes withheld	(96)	(927)		(1,101)
Total investment income	4,118	7,444		12,418

EXPENSES:
Investment advisory fees	1,713	1,617		1,832
Administration fees	190	225		371
Distribution fees:
Class A	44	95		89
Class B	24	16		26
Class C	19	68		35
Class R2	—	—	(b)	—	(b)
Shareholder servicing fees:
Class A	44	95		89
Class B	8	5		9
Class C	6	23		12
Class R2	—	—	(b)	—	(b)
Class R5	—	20		—
Select Class	222	281		723
Institutional Class	59	—		—
Custodian and accounting fees	221	93		261
Interest expense to affiliates	— (b)	1		8
Professional fees	41	34		34
Trustees’ and Chief Compliance Officer’s fees	2	2		3
Printing and mailing costs	48	36		62
Registration and filing fees	41	28		38
Transfer agent fees	182	382		298
Other	12	4		16
Total expenses	2,876	3,025		3,906
Less amounts waived	(55)	(777)		(998)
Net expenses	2,821	2,248		2,908
Net investment income (loss)	1,297	5,196		9,510

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(7,775)	$(11,112)	$(54,457)
Futures	—	—	(8,706)
Foreign currency transactions	146	3	(180)
Net realized gain (loss)	(7,629)	(11,109)	(63,343)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	50,874	(8,569)	30,894
Futures	—	—	4,522
Foreign currency translations	16	(49)	(198)
Change in net unrealized appreciation (depreciation)	50,890	(8,618)	35,218
Net realized/unrealized gains (losses)	43,261	(19,727)	(28,125)
Change in net assets resulting from operations	$44,558	$(14,531)	$(18,615)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund		Intrepid International Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,639	$19,604		$7,588
Interest income from affiliates	3	9		4
Dividend income from affiliates(a)	10	226		12
Income from securities lending (net)	113	457		—
Foreign taxes withheld	(300)	(1,968)		(822)
Total investment income	2,465	18,328		6,782

EXPENSES:
Investment advisory fees	430	2,607		1,785
Administration fees	80	483		234
Distribution fees:
Class A	9	107		17
Class B	3	22		—
Class C	1	48		5
Class R2	—	—	(b)	—	(b)
Shareholder servicing fees:
Class A	9	107		16
Class B	1	7		—
Class C	— (b)	16		2
Class R2	—	—	(b)	—	(b)
Select Class	26	772		417
Institutional Class	57	74		36
Custodian and accounting fees	60	266		258
Interest expense to affiliates	4	—	(b)	33
Professional fees	33	54		38
Trustees’ and Chief Compliance Officer’s fees	1	4		2
Printing and mailing costs	8	72		43
Registration and filing fees	19	40		33
Transfer agent fees	30	282		98
Other	4	11		5
Total expenses	775	4,972		3,022
Less amounts waived	(63)	(22)		(432)
Net expenses	712	4,950		2,590
Net investment income (loss)	1,753	13,378		4,192

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	International Opportunities Fund	International Value Fund	Intrepid International Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(26,246)	$(216,823)	$(244,277)
Futures	8	(3,890)	(67)
Foreign currency transactions	(1,046)	108	549
Net realized gain (loss)	(27,284)	(220,605)	(243,795)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	20,342	178,864	201,322
Futures	—	1,201	—
Foreign currency translations	1,104	4,704	(8)
Change in net unrealized appreciation (depreciation)	21,446	184,769	201,314
Net realized/unrealized gains (losses)	(5,838)	(35,836)	(42,481)
Change in net assets resulting from operations	$(4,085)	$(22,458)	$(38,289)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,297	$7,379	$5,196	$28,149
Net realized gain (loss)	(7,629)	(10,877)	(11,109)	669,518
Change in net unrealized appreciation (depreciation)	50,890	(334,522)	(8,618)	(1,295,092)
Change in net assets resulting from operations	44,558	(338,020)	(14,531)	(597,425)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(719)	(47)	(406)	(4,005)
From net realized gains	—	—	(37,068)	(37,456)
Class B
From net investment income	(62)	—	(20)	(225)
From net realized gains	—	—	(2,278)	(2,715)
Class C
From net investment income	(64)	—	(86)	(1,013)
From net realized gains	—	—	(10,061)	(12,085)
Class R2
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(22)	—
Class R5
From net investment income	—	—	(618)	(2,889)
From net realized gains	—	—	(37,418)	(15,440)
Select Class
From net investment income	(4,365)	(544)	(1,523)	(23,542)
From net realized gains	—	—	(112,932)	(482,248)
Institutional Class
From net investment income	(2,758)	(644)	—	—
Total distributions to shareholders	(7,968)	(1,235)	(202,432)	(581,618)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	43,493	58,432	146,317	(1,874,295)

NET ASSETS:
Change in net assets	80,083	(280,823)	(70,646)	(3,053,338)
Beginning of period	342,075	622,898	481,009	3,534,347
End of period	$422,158	$342,075	$410,363	$481,009
Accumulated undistributed (distributions in excess of) net investment income	$391	$7,062	$2,474	$(69)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	International Equity Index Fund		International Opportunities Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,510	$40,775	$1,753	$5,141
Net realized gain (loss)	(63,343)	67,676	(27,284)	(24,275)
Change in net unrealized appreciation (depreciation)	35,218	(845,125)	21,446	(99,687)
Change in net assets resulting from operations	(18,615)	(736,674)	(4,085)	(118,821)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,656)	(2,659)	(138)	(195)
From net realized gains	(7,474)	(7,154)	—	—
Class B
From net investment income	(302)	(275)	(8)	(26)
From net realized gains	(828)	(1,155)	—	—
Class C
From net investment income	(375)	(327)	(3)	(2)
From net realized gains	(1,016)	(1,255)	—	—
Class R2
From net investment income	(2)	—	—	—
From net realized gains	(5)	—	—	—
Select Class
From net investment income	(32,065)	(30,904)	(517)	(1,046)
From net realized gains	(61,778)	(75,872)	—	—
Institutional Class
From net investment income	—	—	(3,282)	(3,191)
Total distributions to shareholders	(107,501)	(119,601)	(3,948)	(4,460)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	2,672	(97,337)	3,212	47,014

NET ASSETS:
Change in net assets	(123,444)	(953,612)	(4,821)	(76,267)
Beginning of period	816,397	1,770,009	157,559	233,826
End of period	$692,953	$816,397	$152,738	$157,559
Accumulated undistributed (distributions in excess of) net investment income	$(2,313)	$24,577	$2,005	$4,200

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,378	$31,638	$4,192	$46,541
Net realized gain (loss)	(220,605)	(172,806)	(243,795)	(359,783)
Change in net unrealized appreciation (depreciation)	184,769	(487,391)	201,314	(697,334)
Change in net assets resulting from operations	(22,458)	(628,559)	(38,289)	(1,010,576)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,125)	(1,314)	(1,192)	(225)
From net realized gains	—	(5,595)	—	(369)
Class B
From net investment income	(160)	(95)	—	—
From net realized gains	—	(724)	—	—
Class C
From net investment income	(387)	(159)	(113)	(29)
From net realized gains	—	(911)	—	(75)
Class R2
From net investment income	(2)	—	(4)	—
Select Class
From net investment income	(24,451)	(8,938)	(32,144)	(19,891)
From net realized gains	—	(34,984)	—	(27,841)
Institutional Class
From net investment income	(5,546)	(2,853)	(7,511)	(4,330)
From net realized gains	—	(10,233)	—	(5,152)
Total distributions to shareholders	(33,671)	(65,806)	(40,964)	(57,912)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	303,681	435,741	(179,604)	(642,933)

NET ASSETS:
Change in net assets	247,552	(258,624)	(258,857)	(1,711,421)
Beginning of period	812,875	1,071,499	653,222	2,364,643
End of period	$1,060,427	$812,875	$394,365	$653,222
Accumulated undistributed (distributions in excess of) net investment income	$8,861	$29,154	$1,832	$38,604

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Emerging Markets Equity Fund		International Equity Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,324	$31,194	$32,131	$53,024
Dividends and distributions reinvested	675	43	29,777	30,051
Cost of shares redeemed	(11,971)	(25,023)	(34,516)	(63,233)
Redemption fees	2	6	4	8
Change in net assets from Class A capital transactions	$7,030	$6,220	$27,396	$19,850

Class B
Proceeds from shares issued	$447	$4,475	$627	$2,007
Dividends and distributions reinvested	57	—	1,769	2,270
Cost of shares redeemed	(1,167)	(4,468)	(970)	(4,536)
Redemption fees	1	2	— (a)	1
Change in net assets from Class B capital transactions	$(662)	$9	$1,426	$(258)

Class C
Proceeds from shares issued	$1,588	$4,759	$6,425	$12,417
Dividends and distributions reinvested	53	—	5,047	5,925
Cost of shares redeemed	(948)	(3,501)	(6,459)	(19,965)
Redemption fees	— (a)	1	1	2
Change in net assets from Class C capital transactions	$693	$1,259	$5,014	$(1,621)

Class R2
Proceeds from shares issued	$—	$—	$50	$—
Dividends and distributions reinvested	—	—	22	—
Redemption fees	—	—	— (a)	—
Change in net assets from Class R2 capital transactions	$—	$—	$72	$—

Class R5
Proceeds from shares issued	$—	$—	$10,785	$78,646
Dividends and distributions reinvested	—	—	38,036	18,329
Cost of shares redeemed	—	—	(8,675)	(15,721)
Redemption fees	—	—	4	4
Change in net assets from Class R5 capital transactions	$—	$—	$40,150	$81,258

Select Class
Proceeds from shares issued	$58,402	$125,404	$73,609	$325,222
Dividends and distributions reinvested	2,583	241	73,471	236,398
Cost of shares redeemed	(59,818)	(90,758)	(74,832)	(2,535,196)
Redemption fees	10	33	11	52
Change in net assets from Select Class capital transactions	$1,177	$34,920	$72,259	$(1,973,524)

Institutional Class
Proceeds from shares issued	$42,814	$58,239	$—	$—
Dividends and distributions reinvested	2,059	488	—	—
Cost of shares redeemed	(9,625)	(42,722)	—	—
Redemption fees	7	19	—	—
Change in net assets from Institutional Class capital transactions	$35,255	$16,024	$—	$—

Total change in net assets from capital transactions	$43,493	$58,432	$146,317	$(1,874,295)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	1,601	1,439	3,505	1,841
Reinvested	56	2	3,199	940
Redeemed	(1,027)	(1,281)	(3,833)	(2,261)
Change in Class A Shares	630	160	2,871	520

Class B
Issued	38	197	69	67
Reinvested	5	—	195	72
Redeemed	(101)	(220)	(109)	(163)
Change in Class B Shares	(58)	(23)	155	(24)

Class C
Issued	131	211	723	414
Reinvested	5	—	563	188
Redeemed	(81)	(175)	(655)	(701)
Change in Class C Shares	55	36	631	(99)

Class R2
Issued	—	—	3	—
Reinvested	—	—	2	—
Change in Class R2 Shares	—	—	5	—

Class R5
Issued	—	—	1,200	2,907
Reinvested	—	—	4,044	575
Redeemed	—	—	(921)	(555)
Change in Class R5 Shares	—	—	4,323	2,927

Select Class
Issued	4,792	6,162	8,157	10,967
Reinvested	212	10	7,806	7,308
Redeemed	(5,031)	(4,340)	(7,611)	(78,150)
Change in Select Class Shares	(27)	1,832	8,352	(59,875)

Institutional Class
Issued	3,573	3,066	—	—
Reinvested	168	20	—	—
Redeemed	(795)	(1,930)	—	—
Change in Institutional Class Shares	2,946	1,156	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	International Equity Index Fund		International Opportunities Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,899	$63,718	$2,837	$1,276
Dividends and distributions reinvested	9,864	8,538	129	181
Cost of shares redeemed	(17,984)	(45,100)	(615)	(2,034)
Redemption fees	1	4	— (a)	— (a)
Change in net assets from Class A capital transactions	$6,780	$27,160	$2,351	$(577)

Class B
Proceeds from shares issued	$442	$3,471	$465	$556
Dividends and distributions reinvested	1,085	1,302	8	24
Cost of shares redeemed	(1,837)	(7,365)	(224)	(834)
Redemption fees	— (a)	1	— (a)	— (a)
Change in net assets from Class B capital transactions	$(310)	$(2,591)	$249	$(254)

Class C
Proceeds from shares issued	$1,316	$7,334	$213	$162
Dividends and distributions reinvested	1,166	1,229	1	2
Cost of shares redeemed	(1,543)	(8,829)	(53)	(93)
Redemption fees	— (a)	1	— (a)	— (a)
Change in net assets from Class C capital transactions	$939	$(265)	$161	$71

Class R2
Proceeds from shares issued	$50	$—	$—	$—
Dividends and distributions reinvested	7	—	—	—
Redemption fees	— (a)	—	—	—
Change in net assets from Class R2 capital transactions	$57	$—	$—	$—

Select Class
Proceeds from shares issued	$110,645	$290,507	$892	$224
Dividends and distributions reinvested	30,857	28,792	297	724
Cost of shares redeemed	(146,307)	(440,981)	(2,240)	(15,964)
Redemption fees	11	41	— (a)	— (a)
Change in net assets from Select Class capital transactions	$(4,794)	$(121,641)	$(1,051)	$(15,016)

Institutional Class
Proceeds from shares issued	$—	$—	$12,574	$88,138
Dividends and distributions reinvested	—	—	2,318	2,011
Cost of shares redeemed	—	—	(13,391)	(27,360)
Redemption fees	—	—	1	1
Change in net assets from Institutional Class capital transactions	$—	$—	$1,502	$62,790

Total change in net assets from capital transactions	$2,672	$(97,337)	$3,212	$47,014

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund		International Opportunities Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	1,123	2,363	329	80
Reinvested	685	297	14	11
Redeemed	(1,341)	(1,788)	(74)	(138)
Change in Class A Shares	467	872	269	(47)

Class B
Issued	36	138	55	34
Reinvested	81	48	1	1
Redeemed	(149)	(315)	(26)	(57)
Change in Class B Shares	(32)	(129)	30	(22)

Class C
Issued	104	279	25	11
Reinvested	83	44	— (a)	— (a)
Redeemed	(122)	(374)	(6)	(6)
Change in Class C Shares	65	(51)	19	5

Class R2
Issued	3	—	—	—
Reinvested	1	—	—	—
Change in Class R2 Shares	4	—	—	—

Select Class
Issued	8,525	12,467	98	14
Reinvested	2,082	990	31	43
Redeemed	(10,428)	(16,933)	(245)	(1,141)
Change in Select Class Shares	179	(3,476)	(116)	(1,084)

Institutional Class
Issued	—	—	1,402	5,955
Reinvested	—	—	242	119
Redeemed	—	—	(1,441)	(1,866)
Change in Institutional Class Shares	—	—	203	4,208

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$54,816	$119,838	$6,208	$10,033
Dividends and distributions reinvested	2,077	4,726	1,011	539
Cost of shares redeemed	(32,236)	(77,440)	(4,066)	(9,054)
Redemption fees	7	11	— (a)	— (a)
Change in net assets from Class A capital transactions	$24,664	$47,135	$3,153	$1,518

Class B
Proceeds from shares issued	$303	$2,920	$—	$—
Dividends and distributions reinvested	130	664	—	—
Cost of shares redeemed	(1,592)	(2,965)	—	—
Redemption fees	— (a)	1	—	—
Change in net assets from Class B capital transactions	$(1,159)	$620	$—	$—

Class C
Proceeds from shares issued	$5,768	$13,825	$46	$1,403
Dividends and distributions reinvested	194	621	79	56
Cost of shares redeemed	(2,883)	(8,380)	(416)	(2,143)
Redemption fees	1	2	— (a)	— (a)
Change in net assets from Class C capital transactions	$3,080	$6,068	$(291)	$(684)

Class R2
Proceeds from shares issued	$50	$—	$50	$—
Dividends and distributions reinvested	2	—	4	—
Redemption fees	— (a)	—	— (a)	—
Change in net assets from Class R2 capital transactions	$52	$—	$54	$—

Select Class
Proceeds from shares issued	$340,673	$549,852	$34,573	$420,420
Dividends and distributions reinvested	1,646	4,897	388	4,810
Cost of shares redeemed	(132,264)	(262,685)	(200,310)	(968,184)
Redemption fees	53	77	5	45
Change in net assets from Select Class capital transactions	$210,108	$292,141	$(165,344)	$(542,909)

Institutional Class
Proceeds from shares issued	$105,760	$159,106	$22,741	$37,986
Dividends and distributions reinvested	1,627	2,641	71	3,031
Cost of shares redeemed	(40,464)	(71,993)	(39,989)	(141,883)
Redemption fees	13	23	1	8
Change in net assets from Institutional Class capital transactions	$66,936	$89,777	$(17,176)	$(100,858)

Total change in net assets from capital transactions	$303,681	$435,741	$(179,604)	$(642,933)

(a)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	5,937	7,429	545	487
Reinvested	215	264	86	21
Redeemed	(3,707)	(5,112)	(372)	(442)
Change in Class A Shares	2,445	2,581	259	66

Class B
Issued	34	173	—	—
Reinvested	13	38	—	—
Redeemed	(182)	(201)	—	—
Change in Class B Shares	(135)	10	—	—

Class C
Issued	616	876	4	59
Reinvested	21	36	6	2
Redeemed	(335)	(545)	(37)	(106)
Change in Class C Shares	302	367	(27)	(45)

Class R2
Issued	5	—	4	—
Reinvested	— (a)	—	— (a)	—
Change in Class R2 Shares	5	—	4	—

Select Class
Issued	36,958	36,500	3,061	18,177
Reinvested	170	272	32	197
Redeemed	(14,659)	(17,406)	(16,494)	(50,056)
Change in Select Class Shares	22,469	19,366	(13,401)	(31,682)

Institutional Class
Issued	12,150	9,303	2,092	1,623
Reinvested	167	146	6	123
Redeemed	(4,599)	(4,713)	(3,389)	(7,012)
Change in Institutional Class Shares	7,718	4,736	(1,291)	(5,266)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$12.66	$0.03	(e)	$1.37	$1.40	$(0.25)	$—	(f)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(f)
Year Ended October 31, 2007	16.42	0.02	(e)	9.80	9.82	(0.05)	—	(f)
Year Ended October 31, 2006	12.23	0.05	(e)	4.16	4.21	(0.02)	—	(f)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(f)
Year Ended October 31, 2004	7.49	0.05	(e)	2.06	2.11	(0.10)	—

Class B
Six Months Ended April 30, 2009 (Unaudited)	12.46	—	(e)(f)	1.36	1.36	(0.11)	—	(f)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.71	9.63	—	—	(f)
Year Ended October 31, 2006	12.14	(0.02	)(e)	4.14	4.12	—	—	(f)
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(f)
Year Ended October 31, 2004	7.45	0.03	(e)	2.02	2.05	(0.06)	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	12.42	—	(e)(f)	1.35	1.35	(0.15)	—	(f)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.68	9.60	(0.06)	—	(f)
February 28, 2006 (h) through October 31, 2006	15.21	(0.05	)(e)	1.10	1.05	—	—	(f)

Select Class
Six Months Ended April 30, 2009 (Unaudited)	12.84	0.04	(e)	1.40	1.44	(0.30)	—	(f)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(f)
Year Ended October 31, 2007	16.62	0.07	(e)	9.94	10.01	(0.09)	—	(f)
Year Ended October 31, 2006	12.36	0.09	(e)	4.21	4.30	(0.04)	—	(f)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(f)
Year Ended October 31, 2004	7.53	0.08	(e)	2.06	2.14	(0.09)	—

Institutional Class
Six Months Ended April 30, 2009 (Unaudited)	12.97	0.06	(e)	1.40	1.46	(0.33)	—	(f)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(f)
Year Ended October 31, 2007	16.79	0.11	(e)	10.01	10.12	(0.11)	—	(f)
Year Ended October 31, 2006	12.47	0.12	(e)	4.25	4.37	(0.05)	—	(f)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	—	(f)
Year Ended October 31, 2004	7.59	0.11	(e)	2.07	2.18	(0.11)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$13.81	11.34%	$43,810	1.92%	0.51%	1.93%		2%
12.66	(51.62)	32,192	1.82	1.17	1.82		19
26.19	59.98	62,409	1.82	0.11	1.82		26
16.42	34.50	25,722	1.88	0.36	1.88		4
12.23	29.45	8,385	1.89	0.29	2.11		149
9.50	28.44	1,372	2.00	0.51	5.68		118

13.71	11.08	7,044	2.42	(0.06)	2.43		2
12.46	(51.87)	7,124	2.32	0.67	2.32		19
25.89	59.23	15,402	2.32	(0.40)	2.32		26
16.26	33.94	8,812	2.37	(0.14)	2.38		4
12.14	28.81	3,108	2.39	(0.18)	2.53		149
9.44	27.68	302	2.50	0.31	6.52	(g)	118

13.62	11.02	6,262	2.42	(0.04)	2.43		2
12.42	(51.86)	5,030	2.32	0.68	2.32		19
25.80	59.17	9,519	2.32	(0.38)	2.32		26
16.26	6.90	1,903	2.45	(0.48)	2.46		4

13.98	11.52	205,192	1.67	0.70	1.68		2
12.84	(51.53)	188,893	1.57	1.43	1.57		19
26.54	60.45	341,701	1.57	0.34	1.57		26
16.62	34.85	263,684	1.62	0.60	1.62		4
12.36	29.77	127,937	1.64	0.51	1.69		149
9.58	28.72	32,733	1.75	0.96	2.13		118

14.10	11.60	159,850	1.45	0.99	1.53		2
12.97	(51.44)	108,836	1.42	1.52	1.42		19
26.80	60.59	193,867	1.42	0.51	1.42		26
16.79	35.14	92,060	1.43	0.77	1.47		4
12.47	30.08	61,981	1.45	0.75	1.53		149
9.66	29.08	49,660	1.45	1.28	1.88		118

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Equity Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$18.28	$0.10	(e)	$(0.81)	$(0.71)	$(0.05)	$(7.93)	$(7.98)	$—	(f)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)	(14.75)	(0.79)	(8.75)	(9.54)	—	(f)
Year Ended October 31, 2007	37.52	0.47	(e)	6.72	7.19	(0.52)	(1.62)	(2.14)	—	(f)
Year Ended October 31, 2006	30.82	0.38	(e)	7.29	7.67	(0.44)	(0.53)	(0.97)	—	(f)
Year Ended October 31, 2005	27.09	0.37		3.73	4.10	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2004	23.17	0.27	(e)	3.86	4.13	(0.21)	—	(0.21)	—

Class B
Six Months Ended April 30, 2009 (Unaudited)	18.01	0.08	(e)	(0.80)	(0.72)	(0.04)	(7.93)	(7.97)	—	(f)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)	(14.71)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.26	0.25	(e)	6.65	6.90	(0.41)	(1.62)	(2.03)	—	(f)
Year Ended October 31, 2006	30.65	0.17	(e)	7.25	7.42	(0.28)	(0.53)	(0.81)	—	(f)
Year Ended October 31, 2005	26.97	0.21		3.70	3.91	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2004	23.10	0.13	(e)	3.85	3.98	(0.11)	—	(0.11)	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	17.92	0.08	(e)	(0.80)	(0.72)	(0.04)	(7.93)	(7.97)	—	(f)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)	(14.62)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.11	0.25	(e)	6.63	6.88	(0.42)	(1.62)	(2.04)	—	(f)
Year Ended October 31, 2006	30.57	0.20	(e)	7.19	7.39	(0.32)	(0.53)	(0.85)	—	(f)
Year Ended October 31, 2005	26.91	0.20		3.69	3.89	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2004	23.05	0.11	(e)	3.86	3.97	(0.11)	—	(0.11)	—

Class R2
November 3, 2008 (k) through April 30, 2009 (Unaudited)	18.29	0.10	(e)	(1.00)	(0.90)	(0.05)	(7.93)	(7.98)	—	(f)

Class R5
Six Months Ended April 30, 2009 (Unaudited)	18.38	0.13	(e)	(0.85)	(0.72)	(0.07)	(7.93)	(8.00)	—	(f)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)	(14.69)	(0.90)	(8.75)	(9.65)	—	(f)
Year Ended October 31, 2007	37.63	0.66	(e)	6.72	7.38	(0.67)	(1.62)	(2.29)	—	(f)
May 15, 2006 (k) through October 31, 2006	37.07	0.14	(e)	0.82	0.96	(0.40)	—	(0.40)	—	(f)

Select Class
Six Months Ended April 30, 2009 (Unaudited)	18.38	0.12	(e)	(0.82)	(0.70)	(0.06)	(7.93)	(7.99)	—	(f)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)	(14.76)	(0.83)	(8.75)	(9.58)	—	(f)
Year Ended October 31, 2007	37.63	0.56	(e)	6.74	7.30	(0.59)	(1.62)	(2.21)	—	(f)
Year Ended October 31, 2006	30.90	0.51	(e)	7.27	7.78	(0.52)	(0.53)	(1.05)	—	(f)
Year Ended October 31, 2005	27.14	0.45		3.75	4.20	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2004	23.19	0.33	(e)	3.90	4.23	(0.28)	—	(0.28)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.04%.

(i)	Includes interest expense of 0.01%.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charges) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$9.59	(2.28)%		$73,419	1.32%		2.30%	1.71%		8%
18.28	(43.95	)(g)	87,531	1.35	(h)	2.33	1.64		13
42.57	19.93		181,682	1.32	(i)	1.20	1.51		14
37.52	25.32		140,985	1.31		1.08	1.49		22
30.82	15.16		128,392	1.35		1.33	1.55		22
27.09	17.86		63,622	1.50		1.03	1.93		24

9.32	(2.49)		4,148	1.88		1.82	2.22		8
18.01	(44.27	)(g)	5,225	1.91		1.74	2.14		13
42.13	19.25		13,236	1.87		0.64	2.00		14
37.26	24.57		11,734	1.92		0.50	1.99		22
30.65	14.50		12,463	1.97		1.06	1.99		22
26.97	17.27		768	2.00		0.49	2.44	(j)	24

9.23	(2.44)		18,333	1.88		1.84	2.22		8
17.92	(44.24	)(g)	24,300	1.91		1.74	2.14		13
41.95	19.25		61,023	1.87		0.65	2.01		14
37.11	24.57		46,106	1.91		0.57	1.99		22
30.57	14.49		25,279	1.98		0.68	2.05		22
26.91	17.26		8,346	2.00		0.40	2.44	(j)	24

9.41	(4.21)		48	1.56		2.24	1.95		8

9.66	(2.45)		87,306	0.87		2.92	1.26		8
18.38	(43.70	)(g)	86,640	0.90	(h)	2.86	1.19		13
42.72	20.45		76,309	0.87	(i)	1.67	1.06		14
37.63	2.67		30,533	0.86		0.82	1.07		22

9.69	(2.20)		227,109	1.07		2.65	1.46		8
18.38	(43.82	)(g)	277,313	1.10	(h)	2.10	1.37		13
42.72	20.21		3,202,097	1.07	(i)	1.42	1.25		14
37.63	25.66		4,098,105	1.06		1.46	1.24		22
30.90	15.50		2,520,087	1.07		1.66	1.28		22
27.14	18.31		1,243,387	1.10		1.28	1.52		24

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Equity Index Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$16.27	$0.17	(e)	$(0.53)	$(0.36)	$(0.70)	$(1.56)	$(2.26)	$—	(f)
Year Ended October 31, 2008	33.43	0.78		(15.70)	(14.92)	(0.58)	(1.66)	(2.24)	—	(f)
Year Ended October 31, 2007	26.63	0.50	(e)	7.00	7.50	(0.54)	(0.16)	(0.70)	—	(f)
July 1, 2006 through October 31, 2006 (h)	24.55	0.06		2.02	2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(e)	4.90	5.33	(0.35)	—	(0.35)	—	(f)
Year Ended June 30, 2005	17.46	0.29		2.12	2.41	(0.30)	—	(0.30)	—	(f)
Year Ended June 30, 2004	13.14	0.18		4.29	4.47	(0.15)	—	(0.15)	—

Class B
Six Months Ended April 30, 2009 (Unaudited)	15.13	0.11	(e)	(0.50)	(0.39)	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	31.25	0.55		(14.64)	(14.09)	(0.37)	(1.66)	(2.03)	—	(f)
Year Ended October 31, 2007	24.93	0.29	(e)	6.55	6.84	(0.36)	(0.16)	(0.52)	—	(f)
July 1, 2006 through October 31, 2006 (h)	23.04	0.02		1.87	1.89	—	—	—	—
Year Ended June 30, 2006	18.42	0.25	(e)	4.62	4.87	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	16.47	0.16		1.97	2.13	(0.18)	—	(0.18)	—
Year Ended June 30, 2004	12.42	0.07		4.04	4.11	(0.06)	—	(0.06)	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	15.78	0.12	(e)	(0.53)	(0.41)	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	32.52	0.57		(15.24)	(14.67)	(0.41)	(1.66)	(2.07)	—	(f)
Year Ended October 31, 2007	25.94	0.30	(e)	6.81	7.11	(0.37)	(0.16)	(0.53)	—	(f)
July 1, 2006 through October 31, 2006 (h)	23.97	0.01		1.96	1.97	—	—	—	—
Year Ended June 30, 2006	19.12	0.24	(e)	4.81	5.05	(0.20)	—	(0.20)	—	(f)
Year Ended June 30, 2005	17.05	0.19		2.02	2.21	(0.14)	—	(0.14)	—	(f)
Year Ended June 30, 2004	12.87	0.07		4.18	4.25	(0.07)	—	(0.07)	—

Class R2
November 3, 2008 (j) through April 30, 2009 (Unaudited)	16.32	0.16	(e)	(0.60)	(0.44)	(0.75)	(1.56)	(2.31)	—	(f)

Select Class
Six Months Ended April 30, 2009 (Unaudited)	16.39	0.19	(e)	(0.55)	(0.36)	(0.75)	(1.56)	(2.31)	—	(f)
Year Ended October 31, 2008	33.65	0.80		(15.75)	(14.95)	(0.65)	(1.66)	(2.31)	—	(f)
Year Ended October 31, 2007	26.79	0.59	(e)	7.02	7.61	(0.59)	(0.16)	(0.75)	—	(f)
July 1, 2006 through October 31, 2006 (h)	24.67	0.10		2.02	2.12	—	—	—	—
Year Ended June 30, 2006	19.65	0.46	(e)	4.95	5.41	(0.39)	—	(0.39)	—	(f)
Year Ended June 30, 2005	17.53	0.36		2.11	2.47	(0.35)	—	(0.35)	—	(f)
Year Ended June 30, 2004	13.19	0.22		4.31	4.53	(0.19)	—	(0.19)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to October 31.

(i)	Amount rounds to less than 1%.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charges) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$13.65	(2.54)%		$75,351	1.07%	2.64%	1.38%	16%
16.27	(47.49	)(g)	82,272	1.07	2.97	1.27	18
33.43	28.72		139,828	1.07	1.72	1.28	15
26.63	8.47		91,809	1.07	0.86	1.28	—	(i)
24.55	27.41		82,186	1.07	1.87	1.29	12
19.57	13.79		48,993	1.07	1.75	1.22	14
17.46	34.11		39,216	1.05	1.28	1.17	13

12.66	(2.96)		6,751	1.80	1.83	1.88	16
15.13	(47.88	)(g)	8,547	1.77	2.18	1.77	18
31.25	27.87		21,693	1.77	1.03	1.77	15
24.93	8.20		20,192	1.77	0.16	1.78	—	(i)
23.04	26.54		20,317	1.78	1.17	1.79	12
18.42	12.88		12,436	1.81	0.96	1.81	14
16.47	33.11		11,414	1.80	0.45	1.82	13

13.29	(2.91)		9,815	1.80	1.91	1.88	16
15.78	(47.85	)(g)	10,639	1.77	2.16	1.77	18
32.52	27.83		23,567	1.78	1.03	1.78	15
25.94	8.22		13,871	1.77	0.16	1.78	—	(i)
23.97	26.48		12,718	1.78	1.08	1.79	12
19.12	12.97		9,127	1.81	0.88	1.81	14
17.05	33.02		10,419	1.80	0.48	1.82	13

13.57	(2.99)		48	1.32	2.43	1.63	16

13.72	(2.47)		600,988	0.82	2.91	1.13	16
16.39	(47.35	)(g)	714,939	0.82	3.09	1.02	18
33.65	29.02		1,584,921	0.82	1.97	1.03	15
26.79	8.59		1,243,966	0.82	1.12	1.03	—	(i)
24.67	27.74		1,170,044	0.82	1.99	1.04	12
19.65	14.04		877,944	0.81	1.91	0.90	14
17.53	34.38		798,323	0.80	1.46	0.82	13

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$9.95	$0.10	(e)	$(0.41)	$(0.31)	$(0.20)	$—	(f)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)	(8.18)	(0.27)	—	(f)
Year Ended October 31, 2007	15.00	0.26	(e)	3.31	3.57	(0.17)	—	(f)
Year Ended October 31, 2006	11.62	0.15	(e)	3.40	3.55	(0.17)	—	(f)
Year Ended October 31, 2005	10.17	(0.07)		1.67	1.60	(0.15)	—	(f)
Year Ended October 31, 2004	9.10	0.08	(e)	1.16	1.24	(0.17)	—

Class B
Six Months Ended April 30, 2009 (Unaudited)	9.83	0.07	(e)	(0.40)	(0.33)	(0.10)	—	(f)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)	(8.16)	(0.21)	—	(f)
Year Ended October 31, 2007	14.86	0.18	(e)	3.27	3.45	(0.11)	—	(f)
Year Ended October 31, 2006	11.53	0.09	(e)	3.36	3.45	(0.12)	—	(f)
Year Ended October 31, 2005	10.07	(0.09)		1.63	1.54	(0.08)	—	(f)
Year Ended October 31, 2004	9.03	0.02	(e)	1.16	1.18	(0.14)	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	9.77	0.09	(e)	(0.43)	(0.34)	(0.19)	—	(f)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)	(8.12)	(0.32)	—	(f)
July 31, 2007 (g) through October 31, 2007	16.88	(0.03	)(e)	1.36	1.33	—	—	(f)

Select Class
Six Months Ended April 30, 2009 (Unaudited)	10.07	0.10	(e)	(0.41)	(0.31)	(0.23)	—	(f)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)	(8.22)	(0.31)	—	(f)
Year Ended October 31, 2007	15.16	0.30	(e)	3.34	3.64	(0.20)	—	(f)
Year Ended October 31, 2006	11.75	0.17	(e)	3.46	3.63	(0.22)	—	(f)
Year Ended October 31, 2005	10.31	0.17		1.50	1.67	(0.23)	—	(f)
Year Ended October 31, 2004	9.22	0.15	(e)	1.18	1.33	(0.24)	—

Institutional Class
Six Months Ended April 30, 2009 (Unaudited)	10.13	0.11	(e)	(0.41)	(0.30)	(0.27)	—	(f)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)	(8.24)	(0.35)	—	(f)
Year Ended October 31, 2007	15.25	0.34	(e)	3.37	3.71	(0.24)	—	(f)
Year Ended October 31, 2006	11.82	0.19	(e)	3.48	3.67	(0.24)	—	(f)
Year Ended October 31, 2005	10.36	0.15		1.56	1.71	(0.25)	—	(f)
Year Ended October 31, 2004	9.26	0.18	(e)	1.18	1.36	(0.26)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Commencement of operations.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.44	(3.13)%	$8,890	1.42%		2.18%	1.43%	30%
9.95	(45.06)	6,700	1.39		1.99	1.39	70
18.40	23.98	13,255	1.39		1.58	1.40	92
15.00	30.88	11,261	1.42		1.12	1.56	92
11.62	15.89	7,852	1.59		0.85	1.64	58
10.17	13.81	12,195	1.90		0.85	2.12	98

9.40	(3.41)	1,118	1.92		1.67	1.93	30
9.83	(45.31)	879	1.89		1.48	1.89	70
18.20	23.30	2,023	1.89		1.06	1.90	92
14.86	30.17	1,396	1.92		0.65	2.06	92
11.53	15.40	980	2.07		0.45	2.11	58
10.07	13.23	1,199	2.40		0.24	2.63	98

9.24	(3.46)	257	1.92		2.13	1.94	30
9.77	(45.31)	87	1.89		1.58	1.89	70
18.21	7.88	77	1.90		(0.69)	1.94	92

9.53	(3.13)	21,286	1.17		2.22	1.18	30
10.07	(44.87)	23,645	1.14		2.20	1.14	70
18.60	24.22	63,875	1.14		1.78	1.15	92
15.16	31.25	55,237	1.17		1.24	1.30	92
11.75	16.37	74,050	1.16		1.69	1.17	58
10.31	14.63	37,206	1.20		1.55	1.30	98

9.56	(3.00)	121,187	0.92		2.51	1.03	30
10.13	(44.77)	126,248	0.92		2.48	0.98	70
18.72	24.58	154,596	0.93	(h)	1.99	1.00	92
15.25	31.48	77,502	0.92		1.33	1.15	92
11.82	16.76	57,924	0.92		1.44	1.02	58
10.36	14.93	139,827	0.92		1.78	1.09	98

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Value Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$10.32	$0.12	(e)	$(0.62)	$(0.50)	$(0.34)	$—	$(0.34)	$—	(f)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(f)
Year Ended October 31, 2007	16.65	0.29	(e)	4.10	4.39	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2006	12.59	0.41	(e)	3.81	4.22	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2005	10.59	0.21	(e)	2.10	2.31	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2004	8.53	0.27	(e)	1.79	2.06	— (f)	—	— (f)	—

Class B
Six Months Ended April 30, 2009 (Unaudited)	10.12	0.09	(e)	(0.61)	(0.52)	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(f)
Year Ended October 31, 2007	16.37	0.19	(e)	4.03	4.22	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	12.40	0.34	(e)	3.75	4.09	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2005	10.41	0.14	(e)	2.09	2.23	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2004	8.46	0.21	(e)	1.77	1.98	(0.03)	—	(0.03)	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	10.04	0.10	(e)	(0.59)	(0.49)	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(f)
Year Ended October 31, 2007	16.37	0.20	(e)	4.01	4.21	(0.22)	—	(0.22)	—	(f)
July 11, 2006 (h) through October 31, 2006	15.06	—	(e)(f)	1.31	1.31	—	—	—	—	(f)

Class R2
November 3, 2008(h) through April 30, 2009 (Unaudited)	10.33	0.11	(e)	(0.63)	(0.52)	(0.38)	—	(0.38)	—	(f)

Select Class
Six Months Ended April 30, 2009 (Unaudited)	10.42	0.14	(e)	(0.62)	(0.48)	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(f)
Year Ended October 31, 2007	16.76	0.32	(e)	4.15	4.47	(0.22)	—	(0.22)	—	(f)
Year Ended October 31, 2006	12.65	0.40	(e)	3.89	4.29	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2005	10.59	0.22	(e)	2.12	2.34	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2004	8.58	0.25	(e)	1.81	2.06	(0.05)	—	(0.05)	—

Institutional Class
Six Months Ended April 30, 2009 (Unaudited)	10.47	0.16	(e)	(0.64)	(0.48)	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(f)
Year Ended October 31, 2007	16.83	0.34	(e)	4.17	4.51	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2006	12.70	0.42	(e)	3.91	4.33	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2005	10.64	0.23	(e)	2.15	2.38	(0.32)	—	(0.32)	—	(f)
Year Ended October 31, 2004	8.61	0.29	(e)	1.83	2.12	(0.09)	—	(0.09)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$9.48	(4.91)%	$96,006	1.38%	2.66%	1.38%		39%
10.32	(47.12)	79,202	1.32	2.59	1.32		86
20.84	26.60	106,228	1.34	1.55	1.34		92
16.65	33.85	23,013	1.39	2.65	1.39		80
12.59	22.18	2,891	1.44	1.74	1.82		76
10.59	24.18	189	1.45	2.76	6.96	(g)	108

9.37	(5.14)	5,520	1.88	2.14	1.88		39
10.12	(47.40)	7,321	1.82	2.03	1.82		86
20.46	25.96	14,604	1.84	1.04	1.84		92
16.37	33.20	7,790	1.89	2.27	1.90		80
12.40	21.69	1,314	1.94	1.21	2.60		76
10.41	23.51	441	1.95	2.21	7.71	(g)	108

9.27	(4.97)	14,023	1.88	2.24	1.88		39
10.04	(47.43)	12,159	1.82	2.12	1.82		86
20.36	25.96	17,193	1.84	1.09	1.84		92
16.37	8.70	1,691	1.92	0.03	1.93		80

9.43	(5.06)	47	1.63	2.49	1.63		39

9.57	(4.68)	733,582	1.13	3.05	1.13		39
10.42	(47.00)	564,867	1.07	2.91	1.07		86
21.01	26.91	732,412	1.09	1.68	1.09		92
16.76	34.22	259,906	1.14	2.63	1.14		80
12.65	22.47	52,274	1.22	1.86	1.31		76
10.59	24.17	18,023	1.37	2.57	1.76		108

9.61	(4.63)	211,249	0.95	3.55	0.98		39
10.47	(46.94)	149,326	0.92	3.09	0.92		86
21.11	27.10	201,062	0.94	1.80	0.94		92
16.83	34.47	51,749	0.94	2.82	1.01		80
12.70	22.82	34,624	0.95	2.00	1.16		76
10.64	24.85	28,804	0.95	2.98	1.49		108

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Intrepid International Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$13.51	$0.10	(e)	$(0.82)	$(0.72)	$(1.11)	$—	$(1.11)	$—	(f)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(f)
Year Ended October 31, 2007	21.77	0.21	(e)	5.72	5.93	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	17.24	0.24	(e)	4.46	4.70	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2004	13.36	0.08	(e)	1.74	1.82	(0.16)	—	(0.16)	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	13.37	0.07	(e)	(0.81)	(0.74)	(0.92)	—	(0.92)	—	(f)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(f)
Year Ended October 31, 2007	21.70	0.10	(e)	5.67	5.77	(0.14)	—	(0.14)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.66	0.10	(e)	1.94	2.04	—	—	—	—	(f)

Class R2
November 3, 2008 (h) through April 30, 2009 (Unaudited)	13.56	0.09	(e)	(0.88)	(0.79)	(1.18)	—	(1.18)	—	(f)

Select Class
Six Months Ended April 30, 2009 (Unaudited)	13.72	0.11	(e)	(0.83)	(0.72)	(1.09)	—	(1.09)	—	(f)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(f)
Year Ended October 31, 2007	22.08	0.28	(e)	5.79	6.07	(0.19)	—	(0.19)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.90	0.20	(e)	1.98	2.18	—	—	—	—	(f)

Institutional Class
Six Months Ended April 30, 2009 (Unaudited)	13.76	0.13	(e)	(0.83)	(0.70)	(1.20)	—	(1.20)	—	(f)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(f)
Year Ended October 31, 2007	22.11	0.34	(e)	5.81	6.15	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2006	17.52	0.36	(e)	4.51	4.87	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2004	13.60	0.19	(e)	1.75	1.94	(0.27)	—	(0.27)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.01%.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.68	(5.43)%	$14,276	1.52%		1.85%	1.71%	45%
13.51	(49.72)	13,027	1.51		2.25	1.53	126
27.57	27.38	24,750	1.50		0.84	1.54	84
21.77	27.46	12,886	1.50		1.17	1.64	92
17.24	16.28	2,700	1.63		0.64	1.76	56
15.02	13.74	5,294	1.69		0.58	1.97	93

11.71	(5.65)	1,246	2.02		1.20	2.21	45
13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126
27.33	26.74	4,861	2.00		0.40	2.04	84
21.70	10.38	1,508	2.00		0.76	2.12	92

11.59	(5.93)	47	1.77		1.63	1.96	45

11.91	(5.36)	300,840	1.27		1.96	1.45	45
13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126
27.96	27.69	1,966,815	1.25		1.14	1.29	84
22.08	10.95	521,615	1.25		1.46	1.38	92

11.86	(5.21)	77,956	1.02		2.21	1.31	45
13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126
28.05	28.04	368,217	1.00		1.37	1.14	84
22.11	28.07	496,326	1.00		1.74	1.24	92
17.52	16.97	103,598	1.00		1.46	1.23	56
15.27	14.44	138,282	1.00		1.31	1.34	93

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Select Class and Institutional Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Select Class and Institutional Class	JPM I	Diversified

Class R2 shares commenced operations on November 3, 2008 for the International Equity Fund, International Equity Index Fund, International Value Fund and Intrepid International Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

82   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”) defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Emerging Markets Equity Fund
Level 1 — Quoted prices	$66,917	$—	$—
Level 2 — Other significant observable inputs	351,457	—	—
Level 3 — Significant unobservable inputs	1,108	—	—
Total	$419,482	$—	$—
International Equity Fund
Level 1 — Quoted prices	$26,394	$—	$—
Level 2 — Other significant observable inputs	397,658	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$424,052	$—	$—
International Equity Index Fund
Level 1 — Quoted prices	$152,018	$781	$—
Level 2 — Other significant observable inputs	673,404	—	—
Level 3 — Significant unobservable inputs	3	—	—
Total	$825,425	$781	$—
International Opportunities Fund
Level 1 — Quoted prices	$35,432	$1,532	$(1,100)
Level 2 — Other significant observable inputs	147,548	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$182,980	$1,532	$(1,100)
International Value Fund
Level 1 — Quoted prices	$176,165	$12,345	$(6,215)
Level 2 — Other significant observable inputs	1,014,380	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$1,190,545	$12,345	$(6,215)
Intrepid International Fund
Level 1 — Quoted prices	$8,463	$2	$—
Level 2 — Other significant observable inputs	381,946	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$390,409	$2	$—

*	Other financial instruments may include futures, forwards and swap contracts.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in Securities		Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Emerging Markets Equity Fund
Balance as of 10/31/08	$—		$—	$—
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)	—		—	—
Net amortization (accretion)	—		—	—
Net purchases (sales)	—		—	—
Net transfers in (out) of Level 3	1,108		—	—
Balance as of 4/30/09	$1,108		$—	$—
International Equity Fund
Balance as of 10/31/08	$—	(a)	$—	$—
Realized gain (loss)	(1,699)		—	—
Change in unrealized appreciation (depreciation)	1,699		—	—
Net amortization (accretion)	—		—	—
Net purchases (sales)	—		—	—
Net transfers in (out) of Level 3	—		—	—
Balance as of 4/30/09	$—		$—	$—
International Equity Index Fund
Balance as of 10/31/08	$—		$—	$—
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)	3		—	—
Net amortization (accretion)	—		—	—
Net purchases (sales)	—		—	—
Net transfers in (out) of Level 3	—		—	—
Balance as of 4/30/09	$3		$—	$—

*	Other financial instruments may include futures, forwards and swap contracts.

(a)	Amount rounds to less than $1,000.

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2009, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Emerging Markets Equity Fund	$(1,091)
International Equity Index Fund	(6)

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

84   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2009, the International Equity Index Fund and International Value Fund had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Funds’ exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Funds and/or as part of their risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

As of April 30, 2009, the International Opportunities Fund, International Value Fund and Intrepid International Fund had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

F. Securities Lending — Each Fund (except Intrepid International Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (the “Advisor”), in order to generate additional income. JPMorgan Chase Bank N.A. (JPMCB), an affiliate of the Funds, serves as lending agent for the Funds. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower cash collateral posted. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. These amounts are recorded as income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statements of Operations.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest, and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities are marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At April 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Unrealized Gain (Loss) on Cash Collateral Investments	Total Value of Collateral Investments
International Equity Fund	$16,117	$16,344	$—	$16,344
International Equity Index Fund	136,088	143,192	(109)	143,083
International Opportunities Fund	29,850	31,216	—	31,216
International Value Fund	125,143	129,682	—	129,682

The Funds bear the risk of loss associated with cash collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

The Funds invest cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund. The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market as follows (amounts in thousands):

Emerging Markets Equity Fund	$2
International Equity Fund	8
International Equity Index Fund	41
International Opportunities Fund	4
International Value Fund	20

These amounts offset the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the reimbursement is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Funds paid lending agent fees to JPMCB as follows for the six months ended April 30, 2009 (amounts in thousands):

Lending Agent Fees Paid
Emerging Markets Equity Fund	$2
International Equity Fund	7
International Equity Index Fund	36
International Opportunities Fund	3
International Value Fund	12

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

86   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction) and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

M. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Markets Equity Fund	1.00%
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2009 were as follows (amounts in thousands):

Emerging Markets Equity Fund	$17
International Equity Fund	6
International Equity Index Fund	14
International Opportunities Fund	3
International Value Fund	25
Intrepid International Fund	2

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding fund of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2009, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Markets Equity Fund	0.25%	0.75%	0.75%	n/a
International Equity Fund	0.25	0.75	0.75	0.50%
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Markets Equity Fund	$5		$8
International Equity Fund	2		4
International Equity Index Fund	15		29
International Opportunities Fund	—	(a)	1
International Value Fund	3		5
Intrepid International Fund	1		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	n/a	n/a	0.25%	0.10%
International Equity Fund	0.25	0.25	0.25	0.25%	0.05%	0.25	n/a
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	0.25	n/a
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.25	0.10
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.25	0.10
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

88   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	2.00%	2.50%	2.50%	n/a	n/a	1.75%	1.45%
International Equity Fund	1.31	2.00	2.00	1.56%	0.86%	1.06	n/a
International Equity Index Fund	1.18	1.93	1.93	1.43	n/a	0.93	n/a
International Opportunities Fund	1.42	1.92	1.92	n/a	n/a	1.17	0.92
International Value Fund	1.45	1.95	1.95	1.70	n/a	1.41	0.95
Intrepid International Fund	1.80	n/a	2.00	2.05	n/a	1.25	1.00

The contractual expense limitation agreements were in effect for the six months ended April 30, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

For the six months ended April 30, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Emerging Markets Equity Fund	$4	$—	$43	$47
International Equity Fund	649	18	95	762
International Equity Index Fund	—	—	634	634
International Opportunities Fund	11	—	52	63
International Value Fund	—	—	22	22
Intrepid International Fund	302	81	36	419

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Emerging Markets Equity Fund	$8	$—	$—	$8
International Equity Fund	14	1	—	15
International Equity Index Fund	—	196	168	364
Intrepid International Fund	10	3	—	13

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2009, the following Fund incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

International Equity Index Fund	$—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$43,731	$6,093
International Equity Fund	32,579	66,043
International Equity Index Fund	102,731	155,824
International Opportunities Fund	47,084	43,171
International Value Fund	632,812	333,700
Intrepid International Fund	197,029	424,225

During the six months ended April 30, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$399,958	$69,919	$50,395	$19,524
International Equity Fund	454,842	77,140	107,930	(30,790)
International Equity Index Fund	792,457	170,669	137,701	32,968
International Opportunities Fund	219,811	8,115	44,946	(36,831)
International Value Fund	1,361,472	38,213	209,140	(170,927)
Intrepid International Fund	435,121	27,063	71,775	(44,712)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For International Equity Index, International Value and Intrepid International Fund, one or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. In addition, certain affiliated fund of funds collectively own a significant percentage of the net assets of International Equity Fund, International Equity Index Fund and International Opportunities Fund. Significant shareholder transactions, if any, may impact the Funds’ performance.

90   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2009, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2009, International Equity Index Fund and Intrepid International Fund invested 21.4% and 21.1% of their respective total investments (excluding Investments of Cash Collateral) in issuers in Japan. International Equity Fund and Intrepid International Fund invested approximately 21.1% and 21.2% of their respective total investments (excluding Investments of Cash Collateral) in issuers in the United Kingdom.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   91

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2008, and continued to hold your shares at the end of the reporting period, April 30, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009	Annualized Expense Ratio
Emerging Markets Equity Fund
Class A
Actual*	$1,000.00	$1,113.40	$10.06	1.92%
Hypothetical*	1,000.00	1,015.27	9.59	1.92
Class B
Actual*	1,000.00	1,110.80	12.67	2.42
Hypothetical*	1,000.00	1,012.79	12.08	2.42
Class C
Actual*	1,000.00	1,110.20	12.66	2.42
Hypothetical*	1,000.00	1,012.79	12.08	2.42
Select Class
Actual*	1,000.00	1,115.20	8.76	1.67
Hypothetical*	1,000.00	1,016.51	8.35	1.67
Institutional Class
Actual*	1,000.00	1,116.00	7.61	1.45
Hypothetical*	1,000.00	1,017.60	7.25	1.45

International Equity Fund
Class A
Actual*	1,000.00	977.20	6.47	1.32
Hypothetical*	1,000.00	1,018.25	6.61	1.32
Class B
Actual*	1,000.00	975.10	9.21	1.88
Hypothetical*	1,000.00	1,015.47	9.39	1.88

92   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009	Annualized Expense Ratio
International Equity Fund (continued)
Class C
Actual*	$1,000.00	$975.60	$9.21	1.88%
Hypothetical*	1,000.00	1,015.47	9.39	1.88
Class R2
Actual**	1,000.00	958.50	7.59	1.56
Hypothetical*	1,000.00	1,016.91	7.95	1.56
Class R5
Actual*	1,000.00	975.50	4.26	0.87
Hypothetical*	1,000.00	1,020.48	4.36	0.87
Select Class
Actual*	1,000.00	978.00	5.25	1.07
Hypothetical*	1,000.00	1,019.49	5.36	1.07

International Equity Index Fund
Class A
Actual*	1,000.00	974.00	5.24	1.07
Hypothetical*	1,000.00	1,019.49	5.36	1.07
Class B
Actual*	1,000.00	970.40	8.79	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80
Class C
Actual*	1,000.00	970.90	8.80	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80
Class R2
Actual**	1,000.00	973.00	6.45	1.32
Hypothetical*	1,000.00	1,018.15	6.71	1.32
Select Class
Actual*	1,000.00	975.30	4.02	0.82
Hypothetical*	1,000.00	1,020.73	4.11	0.82

International Opportunities Fund
Class A
Actual*	1,000.00	968.70	6.93	1.42
Hypothetical*	1,000.00	1,017.75	7.10	1.42
Class B
Actual*	1,000.00	965.40	9.36	1.92
Hypothetical*	1,000.00	1,015.27	9.59	1.92
Class C
Actual*	1,000.00	965.40	9.36	1.92
Hypothetical*	1,000.00	1,015.27	9.59	1.92
Select Class
Actual*	1,000.00	968.70	5.71	1.17
Hypothetical*	1,000.00	1,018.99	5.86	1.17
Institutional Class
Actual*	1,000.00	970.00	4.49	0.92
Hypothetical*	1,000.00	1,020.23	4.61	0.92

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   93

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009	Annualized Expense Ratio
International Value Fund
Class A
Actual*	$1,000.00	$950.90	$6.68	1.38%
Hypothetical*	1,000.00	1,017.95	6.90	1.38
Class B
Actual*	1,000.00	948.60	9.08	1.88
Hypothetical*	1,000.00	1,015.47	9.39	1.88
Class C
Actual*	1,000.00	950.30	9.09	1.88
Hypothetical*	1,000.00	1,015.47	9.39	1.88
Class R2
Actual**	1,000.00	951.30	7.90	1.63
Hypothetical*	1,000.00	1,016.56	8.30	1.63
Select Class
Actual*	1,000.00	953.20	5.47	1.13
Hypothetical*	1,000.00	1,019.19	5.66	1.13
Institutional Class
Actual*	1,000.00	953.70	4.60	0.95
Hypothetical*	1,000.00	1,020.08	4.76	0.95

Intrepid International Fund
Class A
Actual*	1,000.00	945.70	7.33	1.52
Hypothetical*	1,000.00	1,017.26	7.60	1.52
Class C
Actual*	1,000.00	943.50	9.73	2.02
Hypothetical*	1,000.00	1,014.78	10.09	2.02
Class R2
Actual**	1,000.00	944.20	8.53	1.77
Hypothetical*	1,000.00	1,015.87	9.00	1.77
Select Class
Actual*	1,000.00	947.10	6.13	1.27
Hypothetical*	1,000.00	1,018.50	6.36	1.27
Institutional Class
Actual*	1,000.00	947.90	4.93	1.02
Hypothetical*	1,000.00	1,019.74	5.11	1.02

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the actual period). The Class commenced operations on November 3, 2008.

94   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. April 2009.	SAN-INTEQ-409

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

July 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

July 8, 2009

By:	/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

July 8, 2009